Exhibit 10.3

EMPLOYMENT AGREEMENT

              This Employment Agreement (this "Agreement") is made as of this 5th day of September, 2002 (the "Effective Date"), is by and between UAL Corporation, a Delaware corporation ("UAL") and United Air Lines, Inc. ("UA," UAL and UA sometimes collectively referred to as "United") and Glenn F. Tilton (the "Executive").

RECITALS

               A.     United desires to employ the Executive as Chairman of the Board, President and Chief Executive Officer of United, and the Executive desires to accept such employment, on the terms and conditions hereinafter set forth.

               In consideration of the mutual covenants contained herein, and intending to be legally bound, United and the Executive agree as follows:

1.            Employment and Duties.

               a.     Employment.  Subject to all of the terms and conditions of this Agreement, United agrees to employ the Executive as its Chairman of the Board, President and Chief Executive Officer for the Employment Period (defined below), and the Executive accepts such employment.

               b.     Duties.  On and after the Employment Date (defined below), as Chairman of the Board, President and Chief Executive Officer of United, Executive will have overall charge and responsibility for the business and affairs of United, and will perform such duties as he is reasonably directed to perform by the Board of Directors of UAL (the "Board").  If so elected, the Executive will also serve as chairman of the board and chief executive officer of any subsidiaries or affiliates of United designated by United.  Executive shall perform such duties at United's headquarters located in Elk Grove Township, Illinois.

                c.     Scope.  While the Executive is employed by United hereunder, Executive will devote substantially all of his business time, attention, skills and efforts to the business and affairs of United and the performance of his duties under this Agreement.  The Executive acknowledges that his duties and responsibilities under this Agreement will require his full-time business efforts and agrees that he will not engage in any other business activity or have any business pursuits or interests which materially interfere or conflict with the performance of the Executive's duties under this Agreement or which compete with United.  Notwithstanding the foregoing, the parties agree that during the Employment Period, it will not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures or fulfill speaking engagements, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's duties under this Agreement.

2.              Term.

                 Subject to earlier termination in accordance with Section 4 below, Executive's employment as Chairman of the Board, President and Chief Executive Officer of United pursuant to the terms of this Agreement will become effective on September 2, 2002 (the "Employment Date") and will have a term of five (5) years, subject to earlier termination as provided in this Agreement (the "Employment Period").  Except with respect to those provisions which by their terms survive the expiration of this Agreement, this Agreement will terminate upon the expiration of the Employment Period.  In the event either the Executive or United desires the Executive to be employed by United beyond the Employment Period, such party will, at least ninety (90) days prior to the expiration of the Employment Period, notify the other party in writing of his or its intention to seek to negotiate an extension of this Agreement.

3.                Compensation.

              a.     Signing Bonus.  As an inducement to enter into this Agreement, Company will pay Executive a signing bonus in the gross amount of Three Million Dollars ($3,000,000) ("Signing Bonus"), which amount shall be fully earned by Executive upon, and will be payable by United concurrently with, Executive's execution of this Agreement.  Executive agrees to repay an amount equal to the Signing Bonus if the Executive's employment with the Company is terminated either due to voluntary resignation by Executive other than for Good Reason (as defined in Section 4(d)) or by the Company for Cause (as defined in Section 4(c)) on or before the first anniversary of the Employment Date.  Without limiting the generality of the foregoing, in no event shall Executive have any obligation to make such repayment if his employment terminates as a result of a repudiation, rejection or similar breach of this Agreement by United.

                   b.     Base Salary.  During the Employment Period, the Company will pay the Executive a base salary (the "Base Salary") at an initial rate of $950,000 per year in accordance with the Company's standard payroll practices.  The Base Salary will be reviewed as part of the normal salary administration program for the Company's senior executives by the Compensation Committee of the Board (the "Committee"), for the purpose of considering increases in the Executive's Base Salary in light of the Committee's executive compensation philosophy statement then in effect, the performance by the Executive of his duties under this Agreement, and base salaries of chief executive officers of companies in the peer group identified by the Committee in its executive compensation policy.  During the Employment Period the Committee will review and consider further increases in the Base Salary, at the times and pursuant to the procedures used in connection with considering base salary adjustments for United's other senior executives.  Base Salary will not thereafter during the term of this Agreement be decreased, unless such reduction (i) is approved by the Board in accordance with the standards set forth in the UAL Restated Certificate of Incorporation, and (ii) is applied on a proportionally similar and no less favorable basis to Executive than to substantially all other management employees of United.

                     c.     Annual Bonus.  In addition to other compensation to be paid under this Section 3, the Executive will be eligible to receive a target annual bonus for each year during the Employment Period, to be administered by the Board under United's Performance Incentive Plan or other annual bonus plan hereafter approved by the Board (the "Incentive Plan").  The Executive's target percentage will be 100% of his Base Salary (the "Target Bonus").  Executive will be entitled to an additional 100% over the Target Bonus amount for superior performance ("Extraordinary Bonus").  The Target Bonus and the Extraordinary Bonus will be paid outside of the Incentive Plan.  The annual bonuses under this Section 3(c) will hereinafter be referred to as the "Annual Bonus."

                      d.     Stock Options.

          (i) Initial Grant.  In addition to other compensation to be paid under this Section 3, United will grant the Executive as of the Employment Date (i) a ten-year stock option to purchase 500,000 shares of UAL's common stock, $.01 par value per share (the "Common Stock"), under United's 2000 Incentive Stock Plan (the "2000 Plan") and (ii) a ten-year option to purchase 650,000 shares of Common Stock under United's 2002 Share Incentive Plan (the "2002 Plan") (together, the "Options") which shall be pursuant to the terms set forth in the Stock Option Agreements in the form attached hereto as Exhibit A.  The exercise price of the Options will be the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on August 30, 2002 and September 3, 2002.  The Options will become exercisable in equal annual installments on the first four (4) anniversaries of the Employment Date pursuant to the terms of the 2000 Plan and the 2002 Plan, as applicable.

           (ii) Additional Grants.  During the Employment Period, the Executive will be eligible to receive stock options consistent with his position in the same manner as United's other senior executives.

e.     Restricted Stock.

        (i)    Initial Grant.  In addition to other compensation paid under this Section 3, United will grant the Executive as of the Employment Date 100,000 restricted shares of UAL's common stock pursuant to United's 2002 Share Incentive Plan and in accordance with the Restricted Stock Agreement in the form attached hereto as Exhibit B.

        (ii)    Additional Grants.  During the Employment Period, the Executive will be eligible to receive restricted stock consistent with his position in the same manner as United's other senior executives.

                     f.     Long Term Incentive Plans.  In addition to other compensation to be paid under this Section 3, the Executive will be entitled to participate during the Employment Period in all long term incentive plans now maintained or hereafter established by United for the purpose of providing long term incentive compensation to senior executives of United.  The Executive's participation in such plans will be consistent with his position and no less favorable than the basis and terms applicable to other senior executives of United.

                      g.     SERP.  In consideration of pension benefits forfeited by reason of his resignation from employment with his prior employer and as an inducement to enter into this Agreement, Executive will be entitled to Four Million Five Hundred Thousand Dollars ($4,500,000), which amount is fully earned as of the date hereof, and is funded as follows:

         (i)     Concurrent with the execution of the Agreement by Executive, United has caused $1,500,000 to be paid to an account in the Executive's name under an irrevocable trust governed by the trust agreement titled the Glenn Tilton Secular Trust No. 1, in the form of the instrument attached to this Agreement as Exhibit C, with such amount to be fully earned upon execution of this Agreement.  Subject only to the following sentence, Executive shall be fully vested with respect to such trust and the funds held therein and shall have all right, title and ownership thereof.  If Executive's employment with United is terminated due to voluntary resignation by Executive other than for Good Reason(as defined in Section 4(d)) and the effective date of termination is on or before the first anniversary of the Employment Date, then Executive will forfeit 100 percent of his interest in his account under the Glenn Tilton Secular Trust No. 1.  In all other cases, Executive's right, title and interest in his account under the  Glenn Tilton Secular Trust No. 1 will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of the first anniversary of the Employment Date or Executive's termination of employment.

           (ii)     Concurrent with the execution of the Agreement by Executive, United has caused $1,500,000 to be paid to an account in the Executive's name under an irrevocable trust governed by the trust agreement titled the Glenn Tilton Secular Trust No. 2, in the form of the instrument attached to this Agreement as Exhibit D, with such amount to be fully earned upon execution of this Agreement.  Subject only to the following sentence, Executive shall be fully vested with respect to such trust and the funds held therein and shall have all right, title and ownership thereof.  If Executive's employment with United is terminated due to voluntary resignation by Executive other than for Good Reason(as defined in Section 4(d)) and the effective date of termination is on or before the second anniversary of the Employment Date, then Executive will forfeit 100 percent of his interest in his account under the Glenn Tilton Secular Trust No. 2.  In all other cases, Executive's right, title and interest in his account under the Glenn Tilton Secular Trust No. 2 will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of the second anniversary of the Employment Date or Executive's termination of employment.

           (iii)     Concurrent with the execution of the Agreement by Executive, United has caused $1,500,000 to be paid to an account in the Executive's name under an irrevocable trust governed by the trust agreement titled the Glenn Tilton Secular Trust No. 3, in the form of the instrument attached to this Agreement as Exhibit E, with such amount to be fully earned upon execution of this Agreement.  Subject only to the following sentence, Executive shall be fully vested with respect to such trust and the funds held therein and shall have all right, title and ownership thereof.  If Executive's employment with United is terminated due to voluntary resignation by Executive other than for Good Reason(as defined in Section 4(d)) and the effective date of termination is on or before the third anniversary of the Employment Date, then Executive will forfeit 100 percent of his interest in his account under the Glenn Tilton Secular Trust No. 3.  In all other cases, Executive's right, title and interest in his account under the Glenn Tilton Secular Trust No. 3 will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of the third anniversary of the Employment Date or Executive's termination of employment.

          (iv)     All earnings on the foregoing trusts shall be distributed to Executive as of the first business day of January next following the date earned by such trusts.

    The payments under this Section 3(g) are in addition to any pension benefit payable under the United Airlines Management, Administrative, and Public Contact Defined Benefit Pension Plan and the supplemental pension benefit under the United Air Lines, Inc. Supplemental Retirement Plan (the "Pension Plans").  The payments under Sections 3(a) and 3(g)(i),(ii) and (iii) will not be included in earnings when determining Executive's benefit under the Pension Plans.

    The trustee(s) of the foregoing trusts shall be mutually acceptable to United and the Executive and the trustee(s) shall be directed with respect to investments either by the Executive or by an investment manager selected by Executive.

                  h.     Other Benefits.  In addition to other compensation to be paid under this Section 3, during the Employment Period the Executive will be entitled to participate in all employee benefit plans, practices and programs maintained by United and made available to its senior executives, as those plans, practices and programs may be amended, supplemented, replaced or terminated from time to time, including without limitation (A) medical, hospitalization, disability, dental, life, health and travel accident insurance to the extent offered by United, and in amounts consistent with United policy for all its senior executives; (B) other benefit arrangements, including but not limited to the retirement plan, supplemental retirement plan, split dollar life insurance programs (as may be permitted by law), stock purchase plan, 401(k) plan, flexible spending arrangement, income deferral plan, financial planning services, free and reduced rate transportation, to the extent made generally available by United to its senior executives; and (C) a number of weeks of paid vacation each year, consistent with United policy for all its senior executives.

                   i.     Relocation Benefits.  The Company will pay all costs of relocation of the Executive and his family to the Chicago metropolitan area in accordance with the Company's relocation policy (specifically to include any costs associated with the termination of Executive's current lease of his principal residence to the extent not provided in such policy) and an additional cash payment (a "Gross-Up Payment") to the Executive equal to an amount such that after payment by the Executive of all taxes imposed on such Gross-Up Payment, the Executive would retain an amount of the Gross-Up Payment equal to the taxes imposed on the relocation benefits.

                    j.     Reimbursement of Business Expenses.  United agrees to reimburse the Executive for all reasonable out-of-pocket business expenses incurred by the Executive on behalf of United, provided that the Executive properly accounts to United for all such expenses in accordance with the rules and regulations of the Internal Revenue Service under the Code, and in accordance with the standard policies and procedures of United relating to reimbursement of business expenses, which obligation shall survive the expiration or termination of this Agreement.

                    k.     Retiree Travel Benefit.  United will provide the Executive upon termination of this Agreement upon its expiration, upon mutual agreement, upon Executive's retirement in accordance with United policy, by reason of Executive's Disability, by United for other than Cause, or by the Executive for Good Reason, Director Emeritus retiree travel benefits (or any successor benefit) in accordance with United's policy (without regard to any applicable years of service requirement) which may be in effect from time to time, which obligation shall survive the expiration or termination of this Agreement.

                     l.     Taxes, etc.  All compensation payable to the Executive pursuant to this Agreement is stated in gross amount and will be subject to all applicable withholding taxes, other normal payroll taxes and any other amounts which United reasonably determines are required by law to be withheld.

                    m.     No Director Fees, etc.  The Executive will not receive any additional compensation for (i) serving as a director of UAL or UA or (ii) if so elected, serving as chairman of the board and chief executive officer of any subsidiaries or affiliates of United.

  4.       Termination.
                     a.     Mutual Agreement.  The Executive's employment hereunder may be terminated at any time by mutual agreement on terms to be negotiated at the time of such termination.

                     b.     Death or Disability.  This Agreement will terminate automatically upon the Executive's death.  If United determines in good faith that the Disability (as defined below) of the Executive has occurred, subject to the respective continuing obligations of United and the Executive under Sections 5 (Compensation Upon Termination), 7 (Confidentiality), and 9 (Non-Competition), the Company has the right to terminate the Executive's employment under this Agreement by notice pursuant to Sections 4(e) and 4(f) below.  For purposes of this Agreement, the Executive will be deemed to have a "Disability" if the Executive has been unable, by reason of illness or physical or mental incapacity or disability (from any cause or causes whatsoever) to perform each and every material duty of his employment under this Agreement, whether with or without reasonable accommodation by the Company, in substantially the manner and to the extent required hereunder prior to the commencement of such Disability, for a period of six (6) consecutive months in any twelve (12)-month period.  Such termination may not be arbitrary or unreasonable, and the Board will obtain and take into consideration the opinion of a physician chosen by the Board, the opinion of the Executive's personal physician, if reasonably available, as well as applicable provisions of the Americans with Disabilities Act, but such determination by the Board will be final and binding on the parties to this Agreement.

                      c.     By United for Cause.  Subject to the respective continuing obligations of United and the Executive under Sections 5 (Compensation Upon Termination), 7 (Confidentiality) and 9 (Non-Competition), United has the right to terminate the Executive's employment under this Agreement for Cause (as defined below) by notice pursuant to Sections 4(e) and 4(f) below.  For purposes of this Agreement, "Cause" means:

      (i)     a significant act or acts of personal dishonesty or deceit that have a material adverse effect on United taken by the Executive in the performance of his duties hereunder;

      (ii)     the willful and continued failure by the Executive to substantially perform the Executive's material duties under this Agreement, including the duties set forth under Section 1(b) of this Agreement (unless such failure is cured within thirty (30) days after the Executive receives written notice of such failure); or

      (iii)     the Executive's conviction of, or his entry of a plea of guilty or nolo contendere to, any felony (other than a felony predicated upon the Executive's vicarious liability), or the entry of any final civil judgment against him for fraud, misrepresentation, or misappropriation of property.

          Notwithstanding the foregoing, the Executive will not be deemed to have been terminated for Cause unless and until there has been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the members of the Board at a meeting of the Board (after reasonable notice which shall not be less than  thirty (30) days written notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive was guilty of conduct constituting "Cause" as set forth above and specifying the particulars thereof in reasonable detail.

          d.     By the Executive for Good Reason.  Subject to the respective continuing obligations of United and the Executive under Sections 5 (Compensation Upon Termination), 7 (Confidentiality), 8 (Non-Disparagement) and 9 (Non-Competition), the Executive has the right to terminate his employment under this Agreement for Good Reason (as defined below) by notice pursuant to Sections 4(f) and 4(g).  For purposes of this Agreement, "Good Reason" means:

      (i)     if United becomes a debtor(s) under the Bankruptcy Code, the failure of United to seek assumption of this Agreement pursuant to Section 365 of the U.S. Bankruptcy Code within thirty (30) days after entry of an order for relief under Chapter 11 of the U.S. Bankruptcy Code or failure of the bankruptcy court having jurisdiction over such case to enter a final order authorizing such assumption within ninety (90) days from such date;

      (ii)     the assignment to the Executive of any duties inconsistent in any respect with the Executive's position, including status, offices, titles and reporting relationships, authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by United which results in a significant diminution in such position, authority, duties or responsibilities, excluding for this Section 4(d)(ii) any isolated, immaterial and inadvertent action not taken in bad faith and which is remedied by United within thirty (30) days after receipt of a notice thereof given by the Executive, and further excluding any action in connection with the termination of the Executive's employment for Cause, upon the death or the Disability of the Executive pursuant to the terms of this Agreement, or by the Executive other than for Good Reason pursuant to this Section 4(d);

      (iii)     a reduction by United in the Executive's Base Salary (other than a decrease contemplated by Section 3(a)) or any other failure by United to comply with any of the provisions of Section 3 of this Agreement, including treatment of the Executive in a manner or with an outcome inconsistent with United's treatment of its other senior executives, other than an isolated, immaterial and inadvertent failure not occurring in bad faith and which is remedied by United promptly after receipt of notice thereof given by the Executive;

      (iv)     the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to such relocation, except for travel reasonably required in the performance of the Executive's responsibilities;

      (v)     any purported termination by United of the Executive's employment otherwise than as expressly permitted by this Agreement; or

      (vi)     Executive's failure to be reelected as a director and Chairman of the Board of United.

            e.     Change of Control Termination.  A "Change of Control Termination" includes, during a period of 24 months following a Change of Control, any termination by the Executive for Good Reason or any involuntary termination of the Executive's employment by United other than for Cause, Disability, or death.  A "Change of Control," means the first of the following events to occur:
      (i)     there is consummated a merger or consolidation to which United or any direct or indirect subsidiary of United is a party if the merger or consolidation would result in the voting securities of United outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 80% of the combined voting power of the securities of United or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

      (ii)     the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in the aggregate of securities of United representing twenty-five percent (25%) or more of the total combined voting power of United's then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of Control: (A) any acquisition by United or any of its subsidiaries, (B) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by United or any corporation controlled by United, (C) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any acquisition by a corporation owned, directly or indirectly, by the stockholders of United in substantially the same proportions as their ownership of stock of United, and (E) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (i) above, does not constitute a Change of Control; or

      (iii)     there is consummated a transaction contemplated by an agreement for the sale or disposition by United of all or substantially all of United's assets, other than a sale or disposition by United of all or substantially all of United's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of United in substantially the same proportions as their ownership of United immediately prior to such sale; or

      (iv)     the stockholders of United approve any plan or proposal for the liquidation of United; or

      (v)      the occurrence within any twenty-four month or shorter period of a change in the composition of the Board such that the "Continuity Directors" cease for any reason to constitute at least a majority of the Board. For purposes of this clause, "Continuity Directors" means (A) those members of the Board who were directors on the date hereof and (B) those members of the Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of United) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed; or

      (vi)     such other event or transaction as the Board shall determine constitutes a Change of Control.

             f.     Notice of Termination.  Any termination of the Executive's employment by United or by the Executive (other than termination upon the Executive's death, which does not require notice) must be communicated by written Notice of Termination to the other party hereto given in accordance with Section 10(m) of this Agreement.  For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provisions so indicated and (iii) if the Termination Date (as defined below) is other than the date of receipt of such notice, specifies the Termination Date (which date will not be less than thirty (30) days after the giving of such notice.  The failure by United or the Executive to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of the basis for termination will not waive any right of such party hereunder or preclude such party from asserting such fact or circumstance in enforcing his or its rights hereunder.

              g.     Termination Date.  "Termination Date" means (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated by reason of his Disability pursuant to Section 4(b), thirty (30) days after the receipt by the Executive of the Notice of Termination, (iii) if the Executive's employment is terminated by United for Cause pursuant to Section 4(c) or by the Executive for Good Reason pursuant to Section 4(d), the date specified in the Notice of Termination, (iv) if the Executive's employment is terminated by mutual agreement of the parties, the date specified in such agreement, and (v) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination, provided that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Termination Date will be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected), but in no event will the Termination Date be later than the fifth anniversary of the commencement of the Employment Period.  Notwithstanding the foregoing, but subject to Section 9, the Executive may accept any other employment, without diminishing any of his rights or benefits hereunder, at any time after the Termination Date, determined without regard to any extensions pursuant to the proviso clause of the preceding sentence.

5.     Compensation Upon Termination.

               a.     Death.  If the Executive's employment is terminated by reason of the Executive's death, this Agreement will terminate without further obligations to the Executive's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Executive as of the Termination Date, including without limitation (i) the Base Salary through the Termination Date at the rate in effect on the Termination Date, disregarding any reduction in Base Salary in violation of this Agreement (the "Highest Base Salary"), (ii) the Target Bonus described in Section 3(c), pro-rated to the Termination Date, (iii) any other benefits payable to the Executive pursuant to the terms of any benefit plan, the right to which had or becomes vested on or after the Termination Date pursuant to the terms of the plan (such amounts specified in clauses (i) through (iii) are hereinafter referred as "Accrued Obligations," (iv) all outstanding long-term incentive awards, stock options, restricted units and restricted stock, will immediately become fully vested; and (v) each outstanding stock option will continue to be exercisable in accordance with its terms and will remain exercisable for the lesser of five years following the Termination Date, or the remainder of its term.  All such Accrued Obligations will be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within ten (10) business days of the Termination Date, or in such other form as may be provided for pursuant to such plans.

                b.     Disability.  If the Executive's employment is terminated by reason of the Executive's Disability, this Agreement will terminate without further obligations to the Executive, other than those obligations accrued or earned and vested (if applicable) by the Executive as of the Termination Date, including without limitation Accrued Obligations.  All such Accrued Obligations will be paid to the Executive in a lump sum in cash within ten (10) business days of the Termination Date, or in such other form as may be provided for pursuant to such plans.

                c.     By United For Cause; By Executive Other Than For Good Reason.  If the Executive's employment is terminated for Cause or by the Executive other than for Good Reason, this Agreement will terminate without further obligations to the Executive, other than those obligations accrued or earned and vested (if applicable) by the Executive through the Termination Date, including without limitation all Accrued Obligations (which for purposes of this provision will specifically exclude any Annual Bonus pursuant to Section 3(c)).  All such Accrued Obligations will be paid to the Executive in a lump sum in cash within ten (10) business days of the Termination Date, or in such other form as may be provided for pursuant to such plans.

                 d.     By United in Breach of Agreement; By Executive For Good Reason.  If (i) United terminates the Executive's employment other than for Cause, Disability or death or if the Executive terminates his employment hereunder for Good Reason and (ii) such termination does not constitute a Change of Control Termination:

(i)     to the extent not theretofore paid, within ten (10) business days after the Termination Date, United will pay the Executive his Base Salary and any Annual Bonus that may be due and owing through the Termination Date;

(ii)     within ten (10) business days after the Termination Date, United will pay the Executive those other obligations accrued or earned and vested (if applicable) by the Executive as of the Termination Date, including without limitation Accrued Obligations;

(iii)     in lieu of any further payments of Base Salary and Annual Bonus to the Executive for periods subsequent to the Termination Date, United will, within ten (10) business days after the Termination Date, make a lump sum cash payment to the Executive equal to the Base Salary, multiplied by the lesser of (A) the greater of (X) the number of years remaining under the term of this Agreement or (Y) two years, and (B) three;

(iv)     for a period of time equal to the lesser of (A) the greater of (X) the number of years remaining in the term of this Agreement or (Y) two years, and (B) three years, United will continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(h) of this Agreement if the Executive's employment under this Agreement had not been terminated, including health insurance and life insurance, in accordance with the plans, practices, programs or policies of United and its subsidiaries in effect on the Termination Date;

(v)     all outstanding long-term incentive awards, stock options, restricted units and restricted stock, will immediately become fully vested; and

(vi)     each outstanding stock option will continue to be exercisable in accordance with its terms and will remain exercisable for the lesser of five years following the Termination Date, or the remainder of its term.

        e.     Change of Control Termination.  In the event of a Change of Control Termination:

(i)     to the extent not theretofore paid, within ten (10) business days after the Termination Date, United will pay the Executive his Base Salary and any Annual Bonus that may be due and owing through the Termination Date;

(ii)    within ten (10) business days after the Termination Date, United will pay the Executive those other obligations accrued or earned and vested (if applicable) by the Executive as of the Termination Date, including without limitation Accrued Obligations;

(iii)    in lieu of further payments of Base Salary and Annual Bonus to the Executive for periods subsequent to the Termination Date, United will, within ten (10) business days after the Termination Date, make a lump sum cash payment to the Executive equal to the Base Salary and the Target Bonus described in Section 3(c), multiplied by three;

(iv)    for a period of time equal to the lesser of (A) the greater of (X) the number of years remaining in the term of this Agreement or (Y) two years, and (B) three years, United will continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(h) of this Agreement if the Executive's employment under this Agreement had not been terminated, including health insurance and life insurance, in accordance with the plans, practices, programs or policies of United and its subsidiaries in effect on the Termination Date;

(v)      all outstanding long-term incentive awards, stock options, restricted units and restricted stock, will immediately become fully vested; and

(vi)     each outstanding stock option will continue to be exercisable in accordance with its terms and will remain exercisable for the lesser of five years following the Termination Date or the remainder of its term.

                    f.     By Executive By Taking Competitive Position. If the Executive is in violation of Section 9(a), the Executive's entitlement to benefits under this Agreement will be limited to Accrued Obligations (which for purposes of this provision will specifically exclude any Annual Bonus pursuant to Section 3(c)), and Executive will forfeit any other additional benefits or payments in which he is not otherwise vested, other than benefits to which he is entitled under any other United employee benefit plan, program or arrangement.

                    g.     Gross-Up Payment.  Following any termination of employment, United will cause a nationally recognized accounting firm (the "Accountant"), acceptable to Executive, to promptly review, at United's sole expense, the applicability of Code section 4999 to any payment or distribution of any type by United to or for the benefit of the Executive pursuant to Section 5(e), or otherwise (the "Total Payments").  If the Accountant determines that the Total Payments result in an excise tax imposed by Code section 4999 or any comparable state or local law, or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to herein as the "Excise Tax"), United will make an additional cash payment (a "Gross-Up Payment") to the Executive within ten (10) days after such determination equal to an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive would retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments.  For purposes of the foregoing determination, the Executive's tax rate will be deemed to be the highest statutory marginal state and federal tax rate (on a combined basis) then in effect.  If no determination by the Accountant is made prior to the time the Executive is required to file a tax return reflecting the Total Payments, the Executive will be entitled to receive from United a Gross-Up Payment calculated on the basis of the Excise Tax the Executive reported in such tax return, within ten (10) days after the later of the date on which the Executive files such tax return or the date on which the Executive provides a copy thereof to United.  In all events, if any tax authority determines that a greater Excise Tax should be imposed upon the Total Payments than is determined by the Accountant or reflected in the Executive's tax return pursuant to this paragraph, the Executive will be entitled to receive from United the full Gross-Up Payment calculated on the basis of the amount of the Excise Tax determined to be payable by such tax authority within ten (10) days after the Executive notifies United of such determination.

                     h.     No Mitigation Required.  The Executive will not be required in any way to mitigate the amount of any payment provided for in this Section 5, including, but not limited to by seeking other employment, nor will the amount of any payment provided for in this Section 5 be reduced by any compensation earned by the Employee as the result of employment with another employer after the Termination Date, or otherwise; provided, however, that in the event United terminates this Agreement for Cause or the Employee terminates this Agreement other than for Good Reason, United will be entitled to reduce the benefits otherwise required to be provided to the Executive, if any, from the Termination Date to the date that the Employment Period would have expired, to the extent such benefits are actually provided to the Executive by subsequent employers.

                      i.     No Other Entitlement to Benefits Under Agreement.  Following a termination governed by this Section 5, the Executive will not be entitled to any compensation or benefits beyond those set forth in this Agreement, except as Executive may otherwise be entitled to receive outside the terms of this Agreement and as may be separately negotiated by the parties and approved by the Compensation Committee or the Compensation Administration Committee, as applicable, in writing in conjunction with the termination of the Executive's employment under this Agreement.

            j.     Survival.  The obligations of this Section 5 will survive the expiration or termination of this Agreement.
6.      Indemnification.

         United shall maintain, for the benefit of the Executive, director and officer liability insurance in form at least as comprehensive as, and in an amount that is at least equal to, that maintained for its officers and directors by United on the Effective Date.  In addition, the Executive shall be indemnified by United against liability as an officer and director of United and any subsidiary or affiliate of United to the maximum extent permitted by applicable law.  The Employee's rights under this Section 6 shall continue so long as he may be subject to such liability, whether or not this Agreement may have terminated prior thereto.

7.      Confidentiality.

          a.      Definition.  "Confidential Information," as used in this Agreement, means and includes (without limitation) the kinds of services provided or proposed to be provided by United and its subsidiaries to customers, the manner in which such services are performed or offered to be performed, information concerning United's and its subsidiaries' fleet plan, cost structure, strategic plan, labor strategy, information concerning the creation, acquisition or disposition of products and services, personnel information, and other trade secrets and confidential or proprietary information concerning United's and its subsidiaries' business, but shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Executive, (ii) was available to Executive on a non-confidential basis prior to its disclosure by United or any subsidiary of United, or (iii) becomes available to Executive on a non-confidential basis from a person other than United, any subsidiary of United or their officers, directors, employees or agents who is not otherwise bound by any confidentiality obligations with respect to the information provided to Executive.

           b.     Prohibition on Use of Confidential Information.

         (i)     The Executive acknowledges that: (a) United's and its subsidiaries' business is intensely competitive and that the Executive's employment by United will require that the Executive have access to and knowledge of Confidential Information of United, (b) the direct or indirect disclosure of any Confidential Information would place United at a disadvantage and would do damage, monetary or otherwise, to United's business, and (c) the engaging by the Executive in any of the activities prohibited by this Section 7 may constitute improper appropriation or use of such Confidential Information.  The Executive expressly acknowledges the trade secret status of the Confidential Information and that the Confidential Information constitutes a protectible business interest of United.

          (ii)    From and after the Effective Date, the Executive will not make known, disclose, furnish, make available or use any of the Confidential Information, whether directly or indirectly, individually, as a director, stockholder, owner, partner, employee, principal, or agent of any business, or in any other capacity, other than in the proper performance of his duties contemplated under this Agreement.  Upon termination of this Agreement (or at any other time requested by United), the Executive will return to United any tangible Confidential Information, including photocopies, extracts and summaries thereof, or any such information stored electronically on tapes, computer disks, or in any other manner that the Executive has in his possession.

c.      Survival.  The obligations of this Section 7 will survive the expiration or termination of this Agreement.

8.     Non-Disparagement.

        a.     Limitation on Application.  If United terminates the Executive's employment other than for Cause, Disability or death or if the Executive terminates his employment hereunder for Good Reason, then, and only then, shall the terms of this Section 8 become effective.

        b.     By the Executive.  The Executive agrees not to make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written, directly or indirectly) that (i) accuses or implies that United and/or any of its parents, subsidiaries and affiliates, together with their respective present or former officers, directors, partners, stockholders, employees and agents, and each of their predecessors, successors and assigns, engaged in any wrongful, unlawful or improper conduct, whether relating to the Executive's employment (or the termination thereof), the business or operations of United, or otherwise; or (ii) disparages, impugns or in any way reflects adversely upon the business or reputation of United and/or any of its parents, subsidiaries and affiliates, together with their respective present or former officers, directors, partners, stockholders, employees and agents, and each of their predecessors, successors and assigns.

         c.      By United.  United agrees not to willfully authorize any statement, observation or opinion (whether oral or written, direct or indirect) that is materially injurious to the Executive and that (i) accuses or implies that the Executive engaged in any wrongful, unlawful or improper conduct relating to the Executive's employment with United or (ii) disparages, impugns or in any way reflects adversely upon the reputation of the Executive.

         d.     Limitations.  Nothing herein will be deemed to preclude the Executive or United from providing truthful testimony or information pursuant to subpoena, court order or similar legal process, or instituting and pursuing legal action.

         e.     Survival.  The obligations of this Section 8 will survive the expiration or termination of this Agreement.

9.      Non-Competition.

         a.     Non-Compete; Non-solicitation.  Without the consent in writing of the Board, during the Employment Period and for a period of two years after termination of the Executive's employment hereunder, (i) the Executive will not become a consultant to, or an officer, employee, agent, advisor, principal, partner, director or substantial stockholder of any airline, air carrier, or any company or other entity affiliated, directly or indirectly, with another airline or air carrier, including holding company thereof, and (ii) the Executive will not, directly or indirectly, for the benefit of any airline or air carrier or any company or other entity affiliated, directly or indirectly, with another airline or air carrier other than United, solicit the employment or services of, hire, or assist in the hiring of any person eligible for United's Performance Incentive Plan (or any successor incentive compensation plan).

           b.     Acknowledgment.  The Executive has carefully read and considered the provisions of this Section 9 and, having done so, agrees that the restrictions set forth in this Section 9 (including the period of restriction, scope of activity to be restrained and the geographical scope) are fair and reasonable and are reasonably required for the protection of the interests of United, its officers, directors, employees, creditors and stockholders.  The Executive understands that the restrictions contained in this section may limit his ability to engage in a business similar to that of United's, but acknowledges that he will receive sufficiently high compensation and other benefits hereunder to justify such restrictions.

            c.      Survival.  The obligations of this Section 9 will survive the expiration or termination of this Agreement.

10.      Miscellaneous.

           a.       Stock Ownership Requirements.  Executive is not required to comply with United's current stock ownership guidelines applicable to United's senior executives.

           b.      No Adequate Remedy.  The Executive understands that if he fails to fulfill his obligations under Sections 7 (Confidentiality), 8 (Non-Disparagement) or 9 (Non-Competition) of this Agreement, United will suffer irreparable injury, and the damages to United would be very difficult to determine.  Therefore, in addition to any other rights or remedies, the Executive agrees that United will be entitled to a temporary, preliminary, and permanent injunction enjoining or restraining the Executive from any such violation or threatened violation, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security.  The Executive hereby consents to specific enforcement of Sections 7, 8 and 9 of this Agreement by United through an injunction or restraining order issued by any state or federal court of competent jurisdiction.  The Executive further acknowledges and agrees that due to the uniqueness of his services and confidential nature of the Confidential Information he possesses or will possess during the Employment Period, the covenants set forth herein are reasonable and necessary for the protection of the business and the goodwill of United.

            c.       No Conflicts.  The Executive represents and warrants to United that neither the entering into of this Agreement nor the performance of any obligations hereunder will conflict with or constitute a breach under any obligation of him, as the case may be, under any agreement or contract to which he is a party or any other obligation by which the Executive is bound.  Without limiting the foregoing, the Executive agrees that at no time will he knowingly use any trade secrets or other intellectual property of any third party while performing services hereunder, unless properly authorized by such third party.

             d.      Reimbursement of Professional Fees. United will pay on the Executive's behalf all bills rendered to the Executive by the Executive's attorneys, accountants and other advisors in connection with the negotiation and execution of this Agreement; provided, however, that the amount of professional fees payable hereunder will not exceed $60,000.

              e.       Successors and Assigns.  This Agreement is personal to the Executive and may not be assigned or delegated by the Executive or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer.  This Agreement will inure to the benefit of and be enforceable by the Executive's legal representatives.  This Agreement is binding on and inures to the benefit of United's successors and assigns.  As used in this Agreement, the term "United" includes any successor to United's business and/or assets which assumes and agrees to perform this Agreement by operation of law or otherwise.

              f.      Modification.  This Agreement may be modified or amended only by a writing signed by United and the Executive.

             g.     Governing Law.  The laws of the State of Illinois will govern the validity, construction, and performance of this Agreement (without regard to conflict of laws principles).

             h.      Dispute Resolution.  Except for any proceeding brought pursuant to Section 10(a) herein, the parties agree that any dispute arising out of or relating to this Agreement or the formation, breach, termination or validity thereof (a "Dispute"), will be settled by binding arbitration by a panel of three (3) arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association.  The arbitration proceedings will be located in Chicago, Illinois.  The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any damages in excess of compensatory damages.  Judgment upon any arbitration award may be entered into any court having jurisdiction thereof and the parties consent to the jurisdiction of any court of competent jurisdiction located in the State of Illinois.  In the event Executive prevails in arbitration on a material issue, Executive will be entitled to recover his costs of arbitration, including reasonable attorneys' fees, and any costs associated with the enforcement of the arbitrator's decree, including reasonable attorneys' fees.  Notwithstanding the foregoing, if litigation is brought with respect to this Agreement, other than litigation not permitted by this Agreement which is commenced by Executive, Executive shall be entitled to recover from United his costs and expenses associated with such litigation, including reasonable attorneys' fees.

              i.       Construction.  Whenever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law.  If any provision of this Agreement is to any extent declared invalid by a court of competent jurisdiction under the applicable law, that provision will remain effective to the extent not declared invalid.  The remainder of this Agreement also will continue to be valid to the extent it is consistent with the essential intent and principles of the Agreement, and the entire Agreement will continue to be valid in other jurisdictions.

              j.        Waivers.  No failure or delay by United or the Executive in exercising any right or remedy under this Agreement will waive any provision of the Agreement.  Nor will any single or partial exercise by either United or the Executive of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.

             k.        Entire Agreement.  This Agreement and option agreements to which the Executive is a party together embody the entire agreement and understanding of the parties hereto in respect of the matters contemplated by this Agreement.  This Agreement supersedes all prior and contemporaneous agreements and understandings between the parties with respect to the matters contemplated by this Agreement, including without limitation the Term Sheet dated August 30, 2002.

               l.        Actions by United.  All actions (or decisions to take no action) by UAL or UA in connection with this Agreement will be taken on behalf of UAL or UA by its Board of Directors (except as otherwise specifically provided in this Agreement), by a majority of such board (not including the Executive).

              m.      Notices.  All notices and other communications under this Agreement must be in writing and must either be delivered personally, sent by first class mail, certified or registered with return receipt requested, postage prepaid; if to United, to the attention of the General Counsel at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007; and if to the Executive, at his address most recently on file with United, or such other address as either party may specify by like notice.

              n.      Employment Status.  Nothing herein contained shall interfere with United's right to terminate the Executive's employment with United at any time, with or without Cause, subject to the Company's obligation to provide severance benefits and other amounts as may be required hereunder.

             United and the Executive have executed this Agreement as of the date first above written.

UAL CORPORATION	EXECUTIVE

By: /s/ Francesca M. Maher___________	/s/ Glenn F. Tilton_____________
Name: Francesca M. Maher	Glenn F. Tilton
Title: Senior Vice President,
General Counsel and Secretary

UNITED AIR LINES, INC.

By: /s/ Francesca M. Maher___________
Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and Secretary

EXHIBIT A

AGREEMENT WITH SENIOR OFFICERS OF UNITED AIR LINES, INC.
NON-QUALIFIED STOCK OPTION UNDER THE UAL CORPORATION
2000 INCENTIVE STOCK PLAN

            This Option, granted this 2nd day of September, 2002 by UAL Corporation, a Delaware corporation (hereinafter called the "Company"), to Glenn F. Tilton (hereinafter called the "Employee") of the Company or one of its Subsidiaries (as defined below).

WITNESSETH:

            The object of this Option is to provide a means to permit the Employee to acquire shares of Common Stock, $.01 par value per share (hereinafter referred to as "Common Stock"), of the Company pursuant to a non-qualified option for the purposes set forth in the 2000 Incentive Stock Plan (the "Plan").

            NOW, THEREFORE, the Company hereby grants to the Employee an option (hereinafter called the "Option") to purchase, from time to time, all or any part of a total of the number of 500,000 shares of Common Stock for a period of time beginning the date of the grant and ending September 1, 2012, ten years after the date of the Option (hereinafter called the "Option Period"), upon and subject to the following terms and conditions:

        1.    Price.  For any shares of Common Stock purchased at any time during the Option Period, the Employee shall pay to the Company Three Dollars and Three Cents ($3.03) per share (hereinafter called the "Option Purchase Price"), being not less than 100% of the fair market value of the shares on the date hereof.

         2.   Exercise Procedures.  The Option may be exercised, subject to the provisions of Sections 3, 6, 7 and 8 hereof, only within the Option Period and only (a) by notices in writing of intent to exercise the Option, each of which notices shall state the number of shares in respect of which the Option is exercised, delivered to the Corporate Secretary of UAL Corporation, or mailed by registered or certified mail addressed to the Corporate Secretary of UAL Corporation, P. O. Box 66919, Chicago, Illinois 60666, from time to time, until the total number of shares underlying this Option have been purchased, and (b) by payment to the Company of the aggregate Option Purchase Price for the number of shares in respect of which the Option is exercised (together with any taxes required to be withheld) contemporaneously with its receipt of each such notice.  Payment of such aggregate Option Purchase Price may be made, in whole or in part, by the delivery, or, if administratively permitted by the Company, by attestation of ownership, of whole shares of Common Stock which (i) have a market value equal to such aggregate Option Purchase Price (or equal to the portion of such aggregate Option Purchase Price being paid with such shares), (ii) are held of record by the Employee, and (iii) have been owned by the Employee, either of record or beneficially through a broker or other nominee, for at least six months.  The Company may require at the time the Option is exercised a written statement of the person exercising the Option that his or her intention is to acquire the shares for investment and without a view to their distribution.

3.    Vesting.  Subject to Section 6A below, the Option is subject to the following limitations upon its exercise:
(a)    No shares may be acquired until September 2, 2003.

(b)    Commencing on each consecutive September 2nd , beginning on September 2, 2003, the Employee will be entitled to exercise the right to purchase one-fourth (¼) of the total number of shares specified in the Option.

            4. Deferral.  The Employee may elect, in accordance with the Option Deferral Policy as in effect from time to time, to defer receipt of the shares that result from the exercise of the Option.  The election to defer receipt of shares is irrevocable.

            5. Transferability.  Unless an election to transfer has been made, the Option is not transferable by the Employee, other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Employee, only by the Employee.  Upon election, Employee may transfer any part of or all of the Option, but only to persons provided by, and in a manner consistent with, the Option Transfer Policy.

            6. Expiration - Other Than Retirement.  Subject to Section 6A below, the Option shall not be exercisable after the Expiration Date.  Subject to Sections 6A and 7, the Expiration Date shall be the earliest to occur of (a) or (b):

(a)    September 1, 2012; or
(b)    Six months after the Employee's cessation of employment by the Company and all of its Subsidiaries (without regard to the Employee's subsequent re-employment by the Company or a Subsidiary) under any circumstances except Retirement (as defined in Section 7), death or termination by the Company other than for Cause (as defined in Section 6A) and may be exercised only in respect of the number of shares which the Employee could have acquired under the Option by the exercise thereof immediately prior to such cessation of employment.
For purposes of this Section 6 and Sections 6A and 7, and for purposes of the other provisions of this Agreement, an Employee employed by a subsidiary or other entity which ceases to meet the definition of a Subsidiary contained in this Agreement will be treated as though his or her employment has ceased as of the date the entity ceases to meet such definition.  In the event of any disagreement as to whether for the purposes of this Option an Employee's employment by the Company or a Subsidiary has ceased, the committee appointed to administer the Plan shall have absolute and uncontrolled discretion to determine whether such employment has ceased, and the effective date of such cessation of employment, and its determination shall be final and conclusive on all persons affected thereby.

            6A.  Termination without Cause or Resignation for Good Reason.  Notwithstanding the foregoing provisions of this Agreement, in the event that the Employee's termination of employment occurs by reason of either (i) termination by the Company for reasons other than Cause, Disability or Retirement (as defined in Section 7), (ii) resignation by the Employee for Good Reason, or (iii) death, then the Option shall immediately become fully vested and exercisable as of the date of termination and shall remain exercisable for the lesser of five years following the date of termination or the remainder of the original term, as though the Employee's employment had continued without regard to such termination.  For purposes of this Agreement, the terms "Cause," "Disability" and "Good Reason" shall be as defined and determined in that Employment Agreement entered into by an between the Employee and the Company effective as of September 2, 2002.

            7. Expiration - Retirement.  If cessation of employment occurs due to Employee's Retirement (as defined below), the Option may be exercised on or prior to the Expiration Date, and the right to purchase shares under this Option shall continue to accrue, as provided in Section 3 above, to the Employee (without regard to the Employee's subsequent re-employment by the Company or a Subsidiary).  As used in this Agreement, "Retirement" shall mean an Employee's termination of employment by the Company and all of its Subsidiaries, other than by reason of death of the Employee, (i) at any time the Employee is eligible to immediately receive early or normal benefits under his or her employer's defined benefit pension plan, including any supplemental defined benefit pension plan or, in all other cases, (ii) that is determined by the Company, in its sole discretion, to be a Retirement for purposes of this Agreement.  Notwithstanding the foregoing, in the event of the Employee's death following the Employee's Retirement but prior to the Expiration Date, the Option may be exercised within one year after the date of death (but not later than the Expiration Date) by his or her estate or by the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution, but only in respect of the number of shares which the Employee could have acquired under the Option by the exercise thereof immediately prior to the date of death.

            8. Securities Law Compliance.  The Company shall not be required to issue or deliver any certificate for its Common Stock purchased upon the exercise of this Option prior to compliance by the Company with any requirements of any stock exchange on which Common Stock of the Company may at that time be listed.  If at any time during the Option Period the Company shall be advised by its counsel that the shares of Common Stock deliverable upon an exercise of the Option are required to be registered under the Federal Securities Act of 1933, as amended, or any state securities law or that delivery of such Common Stock must be accompanied or preceded by a Prospectus meeting the requirements of such Act, the Company will use its reasonable efforts to effect such registration or provide such Prospectus not later than a reasonable time following each exercise of this Option, but delivery of Common Stock by the Company may be deferred until such registration is effected or such Prospectus is available.  If at any time during the Option Period the Company shall be advised by its counsel that the Common Stock deliverable upon exercise of this Option are subject to the restrictions on sale imposed on "affiliates" under Rule 144 of the Federal Securities Act of 1933, the Employee will use his or her best efforts to comply with said Rule 144.  This Option shall not confer upon the Employee any rights as a shareholder of the Company prior to the date on which the Employee fulfills all conditions for receipt of such rights.

            9. Stock Splits, Reclassifications, Etc.  In the event the outstanding shares of Common Stock of the Company shall be changed into an increased number of shares, through a stock dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of shares of Common Stock then subject to the Option shall be proportionately increased, in case of such stock dividend or split-up of shares, or proportionately decreased, in case of such combination of shares, and the Option Purchase Price under such Option shall be adjusted to such amount that the aggregate cost of the shares subject to such Option immediately after such increase or decrease in shares shall be the same as the aggregate cost of the shares subject to such Option immediately prior to such increase or decrease in shares.

            In the event that, as a result of a reorganization, sale, merger, consolidation or similar occurrence, there shall be any other change in the shares of Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then the Board of Directors of the Company shall make such equitable adjustments to the Option (including, but not limited to, changes in the number or kind, or the Option Purchase Price, of shares then subject to the Option), as it shall deem appropriate, and any such adjustments shall be effective and binding on the Employee for all purposes of the Option.

            10. Use of Shares for Tax Withholding.  Notwithstanding anything in this Agreement to the contrary, the Employee may elect, prior to delivery of the shares arising from exercise of the Option, to satisfy any Federal, State, local, FICA, Medicare or other tax withholding obligation attributable to the exercise of the Option by having the Company withhold from the Common Stock a number of whole shares of Common Stock with a fair market value equal to the amount of such tax withholding obligations with respect to which such election is made (with the Employee to pay in cash any remaining amount of such tax withholding obligation which is less than the fair market value of a whole share).  The amount withheld pursuant to this Section shall be calculated based upon the minimum tax rate or rates at which the Company is required to withhold under applicable law.

            11. Successors and Assigns.  This Option shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the heirs and personal representatives of the Employee.

            12. Governing Law.  This Option shall be governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely within such State.

            13. Applicability of Plan.  This Option shall be subject to the terms of the Plan, including, without limitation, Sections 2, 5, 9, 14 and 15 thereof; provided, however, that in the event of any inconsistency between this Option and the Plan, the terms of this Option shall govern.

            14. Modification.  Except as expressly provided herein or in the Plan, this Option may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Employee.

            15. Securities Trading Policy.  The Employee acknowledges and agrees to comply with the legal requirements and Company's policies applicable to trading in UAL securities by the Employee, as described in the United Airlines Code of Conduct and Securities Trading Policy, as they appear in Regulations 5-4.

            IN WITNESS WHEREOF, the Company and the Employee have executed this Option as of the day and year first above written.

UAL CORPORATION

By: /s/ Francesca M. Maher_____
Senior Vice President,
General Counsel and Secretary

ACCEPTED:
/s/ Glenn F. Tilton_____________
(signature of employee)

Print Name: Glenn F. Tilton

AGREEMENT WITH SENIOR OFFICERS OF UNITED AIR LINES, INC. NON-QUALIFIED STOCK OPTION UNDER THE UAL CORPORATION
2002 SHARE INCENTIVE PLAN

            This Option, granted this 2nd day of September, 2002 by UAL Corporation, a Delaware corporation (hereinafter called the "Company"), to Glenn F. Tilton (hereinafter called the "Employee") of the Company or one of its Subsidiaries (as defined below).

WITNESSETH:

            The object of this Option is to provide a means to permit the Employee to acquire shares of Common Stock, $.01 par value per share (hereinafter referred to as "Common Stock"), of the Company pursuant to a non-qualified option for the purposes set forth in the 2002 Share Incentive Plan (the "Plan").

            NOW, THEREFORE, the Company hereby grants to the Employee an option (hereinafter called the "Option") to purchase, from time to time, all or any part of a total of the number of 650,000 shares of Common Stock for a period of time beginning the date of the grant and ending September 1, 2012, ten years after the date of the Option (hereinafter called the "Option Period"), upon and subject to the following terms and conditions:

            1. Price.  For any shares of Common Stock purchased at any time during the Option Period, the Employee shall pay to the Company Three Dollars and Three Cents ($3.03) per share (hereinafter called the "Option Purchase Price"), being not less than 100% of the fair market value of the shares on the date hereof.

            2. Exercise Procedures.  The Option may be exercised, subject to the provisions of Sections 3, 6, 7 and 8 hereof, only within the Option Period and only (a) by notices in writing of intent to exercise the Option, each of which notices shall state the number of shares in respect of which the Option is exercised, delivered to the Corporate Secretary of UAL Corporation, or mailed by registered or certified mail addressed to the Corporate Secretary of UAL Corporation, P. O. Box 66919, Chicago, Illinois 60666, from time to time, until the total number of shares underlying this Option have been purchased, and (b) by payment to the Company of the aggregate Option Purchase Price for the number of shares in respect of which the Option is exercised (together with any taxes required to be withheld) contemporaneously with its receipt of each such notice.  Payment of such aggregate Option Purchase Price may be made, in whole or in part, by the delivery, or, if administratively permitted by the Company, by attestation of ownership, of whole shares of Common Stock which (i) have a market value equal to such aggregate Option Purchase Price (or equal to the portion of such aggregate Option Purchase Price being paid with such shares), (ii) are held of record by the Employee, and (iii) have been owned by the Employee, either of record or beneficially through a broker or other nominee, for at least six months.  The Company may require at the time the Option is exercised a written statement of the person exercising the Option that his or her intention is to acquire the shares for investment and without a view to their distribution.  Shares of Common Stock delivered to Employee pursuant to the exercise of this Option shall consist exclusively of treasury shares.

            3. Vesting.  Subject to Section 6A below, the Option is subject to the following limitations upon its exercise:

                    (a)    No shares may be acquired until September 2, 2003.

(b)    Commencing on each consecutive September 2nd, beginning on September 2, 2003, the Employee will be entitled to exercise the right to purchase one-fourth (¼) of the total number of shares specified in the Option.

            4.    Deferral.  The Employee may elect, in accordance with the Option Deferral Policy as in effect from time to time, to defer receipt of the shares that result from the exercise of the Option.  The election to defer receipt of shares is irrevocable.

            5. Transferability.  Unless an election to transfer has been made, the Option is not transferable by the Employee, other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Employee, only by the Employee.  Upon election, Employee may transfer any part of or all of the Option, but only to persons provided by, and in a manner consistent with, the Option Transfer Policy.

            6. Expiration - Other Than Retirement.  Subject to Section 6A below, the Option shall not be exercisable after the Expiration Date.  Subject to Sections 6A and 7, the Expiration Date shall be the earliest to occur of (a) or (b):

                    (a)    September 1, 2012; or

(b)    Six months after the Employee's cessation of employment by the Company and all of its Subsidiaries (without regard to the Employee's subsequent re-employment by the Company or a Subsidiary) under any circumstances except Retirement (as defined in Section 7), death or termination by the Company other than for Cause (as defined in Section 6A) and may be exercised only in respect of the number of shares which the Employee could have acquired under the Option by the exercise thereof immediately prior to such cessation of employment.
For purposes of this Section 6 and Sections 6A and 7, and for purposes of the other provisions of this Agreement, an Employee employed by a subsidiary or other entity which ceases to meet the definition of a Subsidiary contained in this Agreement will be treated as though his or her employment has ceased as of the date the entity ceases to meet such definition.  In the event of any disagreement as to whether for the purposes of this Option an Employee's employment by the Company or a Subsidiary has ceased, the committee appointed to administer the Plan shall have absolute and uncontrolled discretion to determine whether such employment has ceased, and the effective date of such cessation of employment, and its determination shall be final and conclusive on all persons affected thereby.

            6A. Termination without Cause or Resignation for Good Reason.  Notwithstanding the foregoing provisions of this Agreement, in the event that the Employee's termination of employment occurs by reason of either (i) termination by the Company for reasons other than Cause, Disability or Retirement (as defined in Section 7), (ii) resignation by the Employee for Good Reason, or (iii) death, then the Option shall immediately become fully vested and exercisable as of the date of termination and shall remain exercisable for the lesser of five years following the date of termination or the remainder of the original term, as though the Employee's employment had continued without regard to such termination.  For purposes of this Agreement, the terms "Cause," "Disability" and "Good Reason" shall be as defined and determined in that Employment Agreement entered into by an between the Employee and the Company effective as of September 2, 2002.

             7.    Expiration - Retirement.  If cessation of employment occurs due to Employee's Retirement (as defined below), the Option may be exercised on or prior to the Expiration Date, and the right to purchase shares under this Option shall continue to accrue, as provided in Section 3 above, to the Employee (without regard to the Employee's subsequent re-employment by the Company or a Subsidiary).  As used in this Agreement, "Retirement" shall mean an Employee's termination of employment by the Company and all of its Subsidiaries, other than by reason of death of the Employee, (i) at any time the Employee is eligible to immediately receive early or normal benefits under his or her employer's defined benefit pension plan, including any supplemental defined benefit pension plan or, in all other cases, (ii) that is determined by the Company, in its sole discretion, to be a Retirement for purposes of this Agreement.  Notwithstanding the foregoing, in the event of the Employee's death following the Employee's Retirement but prior to the Expiration Date, the Option may be exercised within one year after the date of death (but not later than the Expiration Date) by his or her estate or by the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution, but only in respect of the number of shares which the Employee could have acquired under the Option by the exercise thereof immediately prior to the date of death.

              8.    Securities Law Compliance.  The Company shall not be required to issue or deliver any certificate for its Common Stock purchased upon the exercise of this Option prior to compliance by the Company with any requirements of any stock exchange on which Common Stock of the Company may at that time be listed.  If at any time during the Option Period the Company shall be advised by its counsel that the shares of Common Stock deliverable upon an exercise of the Option are required to be registered under the Federal Securities Act of 1933, as amended, or any state securities law or that delivery of such Common Stock must be accompanied or preceded by a Prospectus meeting the requirements of such Act, the Company will use its reasonable efforts to effect such registration or provide such Prospectus not later than a reasonable time following each exercise of this Option, but delivery of Common Stock by the Company may be deferred until such registration is effected or such Prospectus is available.  If at any time during the Option Period the Company shall be advised by its counsel that the Common Stock deliverable upon exercise of this Option are subject to the restrictions on sale imposed on "affiliates" under Rule 144 of the Federal Securities Act of 1933, the Employee will use his or her best efforts to comply with said Rule 144.  This Option shall not confer upon the Employee any rights as a shareholder of the Company prior to the date on which the Employee fulfills all conditions for receipt of such rights.

            9. Stock Splits, Reclassifications, Etc.  In the event the outstanding shares of Common Stock of the Company shall be changed into an increased number of shares, through a stock dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of shares of Common Stock then subject to the Option shall be proportionately increased, in case of such stock dividend or split-up of shares, or proportionately decreased, in case of such combination of shares, and the Option Purchase Price under such Option shall be adjusted to such amount that the aggregate cost of the shares subject to such Option immediately after such increase or decrease in shares shall be the same as the aggregate cost of the shares subject to such Option immediately prior to such increase or decrease in shares.

            In the event that, as a result of a reorganization, sale, merger, consolidation or similar occurrence, there shall be any other change in the shares of Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then the Board of Directors of the Company shall make such equitable adjustments to the Option (including, but not limited to, changes in the number or kind, or the Option Purchase Price, of shares then subject to the Option), as it shall deem appropriate, and any such adjustments shall be effective and binding on the Employee for all purposes of the Option.

            10. Use of Shares for Tax Withholding.  Notwithstanding anything in this Agreement to the contrary, the Employee may elect, prior to delivery of the shares arising from exercise of the Option, to satisfy any Federal, State, local, FICA, Medicare or other tax withholding obligation attributable to the exercise of the Option by having the Company withhold from the Common Stock a number of whole shares of Common Stock with a fair market value equal to the amount of such tax withholding obligations with respect to which such election is made (with the Employee to pay in cash any remaining amount of such tax withholding obligation which is less than the fair market value of a whole share).  The amount withheld pursuant to this Section shall be calculated based upon the minimum tax rate or rates at which the Company is required to withhold under applicable law.

            11. Successors and Assigns.  This Option shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the heirs and personal representatives of the Employee.

            12. Governing Law.  This Option shall be governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely within such State.

             13.    Applicability of Plan.  This Option shall be subject to the terms of the Plan, including, without limitation, Sections 3, 4, 11, 14 and 16 thereof; provided, however, that in the event of any inconsistency between this Option and the Plan, the terms of this Option shall govern.

              14.    Modification.  Except as expressly provided herein or in the Plan, this Option may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Employee.

              15.    Securities Trading Policy.  The Employee acknowledges and agrees to comply with the legal requirements and Company's policies applicable to trading in UAL securities by the Employee, as described in the United Airlines Code of Conduct and Securities Trading Policy, as they appear in Regulations 5-4.

              IN WITNESS WHEREOF, the Company and the Employee have executed this Option as of the day and year first above written.

UAL CORPORATION

By: /s/ Francesca M. Maher___________
Senior Vice President,
General Counsel and Secretary

ACCEPTED:
/s/ Glenn F. Tilton___________________
(signature of employee)

Print Name: Glenn F. Tilton

EXHIBIT B

RESTRICTED STOCK AGREEMENT

AGREEMENT made as of September 2, 2002 between Glenn F. Tilton ("Recipient") and UAL Corporation (together with its wholly owned subsidiary, United Air Lines, Inc., the "Company").  For purposes of this Agreement, the term "Shares" shall mean 100,000 shares of Common Stock, $0.01 par value ("Common Stock"), of the Company.

WHEREAS, Recipient has been awarded the Shares in accordance with and subject to the terms of this Agreement.

NOW THEREFORE IT IS AGREED:

1.    Promptly after the execution of this Agreement by Recipient, the Company shall cause Computershare Investor Services of Chicago, the transfer agent for the Common Stock (together with its successors and assigns, the "Transfer Agent"), to make a book entry record showing ownership for the Shares in the name of the Recipient subject to the terms and conditions of this Agreement.
The Shares shall be issued from Common Stock reserved for issuance pursuant to the UAL Corporation 2002 Share Incentive Plan (the "Plan") as Restricted Share grants under Section 8 of the Plan.

2.    During the Restricted Period (as defined in Section 8 of the Plan) for the Shares, Recipient shall not sell, assign, exchange, transfer, pledge, hypothecate or otherwise dispose of or encumber any of such Shares.
3.    Recipient represents that the Shares are being acquired for investment and that Recipient has no present intention to transfer, sell or otherwise dispose of the Shares, except in compliance with applicable securities laws, and the parties agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of this Agreement.  These agreements shall bind and inure to the benefit of the parties' respective heirs, legal representatives, successors and assigns.
4.    Twenty-five percent of the Shares shall be released from restrictions under this Agreement on each of the first, second, third and fourth anniversary dates of this Agreement, subject to earlier release pursuant to Section 8 of the Plan and as further provided herein.  A certificate for all Shares granted pursuant to this Agreement will be issued to Recipient following such anniversary date or, at Recipient's election, may be transferred in book entry form to Recipient's brokerage account (subject to any adjustment made therein to withhold Shares to pay taxes as provided in Section 5 hereof).  Any period during which Shares are subject to restriction hereunder is herein referred to as the "Restricted Period." Notwithstanding the foregoing, in the event of separation or termination of the Recipient's employment with the Company for any reason, including as a result of the Recipient's retirement, disability or termination for Cause, but excluding the resignation of the Recipient for Good Reason, termination by the Company not for Cause or death, then all unreleased, restricted Shares shall be forfeited upon such separation or termination.  In the event that the Recipient's termination of employment occurs by reason of either (i) termination by the Company for reasons other than Cause, disability or retirement, (ii) resignation by the Recipient for Good Reason or (iii) death, then all unreleased, restricted Shares shall be immediately released from all such restrictions under this Agreement.  For purposes of this Agreement, the terms "Cause" and "Good Reason" shall be as defined and determined in that Employment Agreement entered into by and between the Employee and the Company effective as of September 2, 2002.
5.    The Company shall be required to withhold the amount of taxes required to satisfy any applicable federal, state and local tax withholding obligations arising from the lapse of restrictions on Shares.  Recipient may elect to satisfy any such tax obligation in cash or by authorizing the Company to withhold from the Shares issued to Recipient as a result of the lapse of the restrictions on Shares, the number of whole shares of Common Stock required to satisfy such tax obligation, the number to be determined by the fair market value of the Shares on the date of the lapse of the restrictions on Shares.  If Recipient elects to withhold shares of Common Stock to satisfy any such tax obligation, the Company shall pay to Recipient in cash any remaining proceeds after the application of whole shares that are more than any such obligation.
6.    The Company hereby confirms that (i) in the event the outstanding shares of Common Stock of the Company shall be changed into an increased number of shares, through a stock dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of Shares then subject to this Agreement shall be proportionately increased, in case of such stock dividend or split-up of shares, or proportionately decreased, in case of such combination of shares; and (ii) in the event that, as result of a reorganization, sale, merger, consolidation or similar occurrence, there shall be any other change in the shares of Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then equitable adjustments to the Shares then subject to this Agreement (including, but not limited to, changes in the number or kind of shares then subject to this Agreement) shall be made.
7.    Recipient understands that the Company will, and Recipient hereby authorizes the Company to, issue such instructions to the Transfer Agent as the Company may deem necessary or proper to comply with the intent and purposes of this Agreement.  This paragraph shall be deemed to constitute the stock power contemplated by the Plan.
8.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the heirs and personal representatives of the Recipient.
9.    This Agreement shall be subject to the terms of the Plan; provided, however, that in the event of any inconsistency between this Agreement and the Plan, the terms of this Agreement shall govern.
10.    This Agreement shall be governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely within such State.
11.    This Agreement may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Recipient.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

UAL CORPORATION

/s/ Glenn F. Tilton______________	By: /s/ Francesca M. Maher_________
Recipient	Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and Secretary

EXHIBIT C

GLENN F. TILTON
SECULAR TRUST AGREEMENT NO. 1

            This Agreement is made as of this 5th day of September, 2002, by and among UAL Corporation, a Delaware corporation (the "Company"), Glenn F. Tilton (the "Executive") and The Northern Trust Company, an Illinois corporation, as trustee (the "Trustee").

RECITALS:

        WHEREAS, this Trust Agreement is being entered into pursuant to the terms of the Employment Agreement dated September 5, 2002 (the "Employment Agreement"), attached hereto, for the purpose of establishing a trust (the "Trust") in accordance therewith; and

        WHEREAS, the Trustee agrees to receive payment from the Company to be held pursuant to the terms of this Trust Agreement (the "Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the Company, the Executive and the Trustee agree as follows:

SECTION 1.   Establishment of Trust

(a)     The Company hereby pays to the Trustee $1,500,000, which payment shall effect an irrevocable transfer and conveyance of all of the Company's legal title and ownership in and to such funds, and such funds shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.  The property held by the Trustee hereunder shall constitute the trust fund ("Trust Fund").

(b)     The Trust Fund shall be held for the benefit of the Executive on the terms and conditions hereinafter set forth.

(c)     The Trust hereby established is irrevocable.

(d)     The Trust is intended to be taxed as a simple trust pursuant to the provisions of Section 651 of the Internal Revenue Code of 1986, as amended ("Code") and, as such, the Trust's income is required to be distributed currently to Executive at the times provided herein.  The Trust's fiscal year is the calendar year.

(e)     Except for the limited and contingent right to receive payment of the Trust Fund as provided in Section 9(b) below, the Company shall have no legal or beneficial right or interest whatsoever in or to the Trust or the Trust Fund.  Without limiting the generality of the foregoing, the Trust Fund and the principal and income of the Trust shall not constitute assets or property of the Company and shall not be subject to the claims of creditors of the Company in the event of the Company's insolvency or bankruptcy and in such event Company shall not assert that any portion of the Trust Fund constitutes assets of the debtor's estate.

(f)     This Trust shall terminate immediately upon distribution of the principal and earnings of Trust Fund to the Executive or, solely to the extent provided by Section 2(c), upon forfeiture.

(g)     In no event shall this Trust terminate later than 21 years after the death of the Executive and his current spouse.

SECTION 2.  Payments to or on Behalf of Executive
(a)     The Trustee shall hold, manage, invest and reinvest the Trust Fund, collect the income therefrom and dispose of the income and principal of the Trust as provided in this Section 2.

(b)     Subject only to Section 2(c) below, Executive shall be fully vested with respect to his interest in the Trust Fund and shall have all rights, title and ownership thereof.

(c)     If, as provided in the Employment Agreement, Executive's employment is terminated by Executive other than for Good Reason and the effective date of such termination is on or before September 2, 2003, then Executive will forfeit 100% of his interest in the Trust Fund.  Executive or the Company may provide written notice to the Trustee of the Executive's termination (with a copy to the other party) and stating therein whether such termination constitutes termination by the Executive for Good Reason.  If the other party confirms the content of the notice, or fails to object to it within 30 days, distribution will be made in accordance with such notice and Section 2(d) below.  In the event that the parties disagree with respect to the notice, the Trustee shall hold the Trust Fund and all subsequent earnings thereon until such time as the reason for termination has been resolved in accordance with the dispute resolution provisions of the Employment Agreement.  In no event shall the Executive be deemed to have forfeited his interest in the Trust or the Trust Fund if his employment terminates as a result of a repudiation, rejection or similar breach of the Employment Agreement by the Company.

(d)     In the event that the Trustee has not been provided written notice, as provided in Section 2(c) above, that there has occurred a forfeiture, or that there is a dispute with respect to a notice, the Trust Fund will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of September 2, 2003 or the Executive's termination of employment.

(e)     If the Executive is deceased, then any amounts payable to the Executive pursuant to the Trust shall instead be paid to the Executive's beneficiary as provided for under the Employment Agreement.

(f)      In the event the Executive must include in his gross income any or all of the value of his interest in the Trust (whether or not prior to the distribution of amounts from the Trust), then the Trustee, upon direction from the Company, shall withhold any federal, state and local taxes of whatever type that may be required to be withheld with respect to such inclusion of income, and shall distribute such amounts to the Company for its proper submission and reporting by the Company.  Any amounts so included in the gross income of the Executive shall be treated as additional compensation from the Company on the earlier of September 2, 2003 or the Executive's termination equal to the value of the Trust principal as of such date. The computation of the amount to be withheld and submitted to the proper tax authorities shall be determined by the Company.

(g)     All current earnings (within the meaning of Code section 651) arising from investment of the Trust Fund shall be distributed to the Executive prior to the last business day of January next following the date earned by the Trust.  Such income shall be reported and taxed to the Executive under Code Section 652 as a trust distribution and not as additional compensation from the Company. The Trustee, or such other tax advisor as may be selected by the Executive, shall prepare the annual tax returns for the Trust and deliver such returns to the Trustee for review and submission to the proper tax authorities.

SECTION 3.  Payments to Company
  The Company shall have no beneficial interest in the principal or earnings hereunder, except as provided in Section 9(b).
SECTION 4.  Investment Authority
(a)     The Trustee shall have the authority to manage and control the Trust assets, upon written direction from the Executive and shall follow directions with respect to the investment of the Trust Fund from the Executive or any investment advisor(s), which may include affiliates of the Trustee.  In the absence of such direction, the Trustee shall invest the corpus of the Trust Fund in short term securities of the United States Government.  Pursuant to such authority and subject to the terms of the Agreement, with respect to any and all property at any time held by it hereunder, and whether constituting principal or income therefrom, the Trustee shall have the following powers, in addition to those conferred by law:
(1)    To retain any such property as investment without regard to the proportion which such property or property of a similar character, so held, may bear to the entire amount of the Trust in which such property is held whether or not such property is of the class in which the Trustee is authorized by law or any rule of court to invest trust funds.

(2)    To sell such property at either public or private sale for cash or on credit; to exchange such property; and to grant options for the purchase thereof.

(3)    To invest and reinvest in property of any character, real or personal, foreign or domestic, including, but without limiting the generality of the foregoing, bonds, notes, securities, mortgages, common and preferred stocks, partnerships, shares or interests in investment trusts and participation in any common trust fund maintained by the Trustee, and open-end and closed-end investment companies and mutual funds, including (to the extent permitted by applicable law) companies or funds to which the Trustee acts as investment advisor and/or performs other services, regardless of the purposes for which any such company or fund was created, and any partnership, limited or unlimited, joint venture and other forms of joint enterprise created for any lawful purpose.

(4)    With respect to any investment of the Trust, to consent to and participate in any plan of reorganization, consolidation, merger, combination, or other similar plan, and to consent to any contract, lease, mortgage, purchase, sale or other action by any corporation pursuant to such plan.

(5)    With respect to any investment of the Trust, to deposit any such property with any protective reorganization or similar committee, to delegate discretionary power thereto, to pay part of its expenses and compensation and any assessments levied with respect to such property.

(6)    To exercise all conversion, subscription, voting and other rights of whatsoever nature pertaining to any such property and to grant proxies, discretionary or otherwise, in respect thereof.

(7)    To make loans of securities held in the Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so let to be registered in the name of the borrower or a nominee of the borrower, provided that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of the Trust involved in the transaction or renders investment advice with respect to those assets.

(8)    To borrow money in such amounts and upon such terms, from itself individually or from others, for such purpose or purposes as it, in its discretion, may determine and in connection therewith to execute promissory notes, mortgages or other obligations and to pledge or mortgage any such property as security.

(9)    To employ agents, experts and counsel, including legal and investment counsel, and to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay reasonable fees to such agents, experts and counsel.

(10)   To extend the time of payment of any obligation held by it and to compromise, settle or submit to arbitration upon such terms as to it may seem proper, or to release, any claim in favor of the Trust created hereunder.

(11)   From time to time to register any property in the name of its nominee or in its own name or to hold it unregistered or in such form that title shall pass by delivery and to place property in a custody or safekeeping account.

(12)   To receive additional property from any source and add it to, and mingle it with, the Trust hereunder.

(13)   To make any division or distribution in cash or in other property or undivided interests therein, or partly in cash and partly in other property or undivided interests therein.

(14)   To make executory contracts and to grant options for any purpose and upon any terms, and to make such contracts and options binding on the Trust and enforceable against any property included in the Trust estate.

(15)   To do all such acts, take all such proceedings and exercise all such rights and privileges, although not hereinbefore specifically mentioned, with relation to any such property, as if the absolute owner thereof, and in connection therewith to make, execute and deliver any instruments and to enter into any covenants or agreements binding the Trust hereunder.

(16)   Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or by applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administration Regulations promulgated under the Code.

(b)     In no event may Trustee invest in securities (including stock or rights to acquire stocks) or obligations issued by the Company, or any affiliate of the Company, other than a de minimus amount held in common investment vehicles in which the Trustee invests.
SECTION 5.  Responsibility of Trustee
(a)     The Trustee shall prudently discharge its duties hereunder solely for the purposes set forth herein.

(b)     Persons dealing with the Trustee shall not be obligated to look to the application of any moneys or other property paid or delivered to the Trustee or to inquire into the authority of the Trustee as to any transaction.  All powers granted to the Trustee shall continue until actual distribution of the property.

(c)     The Trustee shall incur no liability whatsoever by reason of any action taken or not taken pursuant to the provisions of this Agreement except for negligence, gross negligence or willful misconduct.

(d)     The Trustee may consult with legal counsel (who, with the consent of Executive, may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.  The Trustee may have agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

SECTION 6.  Resignation and Removal of Trustee
(a)     If the Trustee shall resign or cease to act for any reason, the Company shall have the power to appoint a successor trustee.  Under no circumstances shall the Company act as trustee hereunder.

(b)     The Trustee may resign at any time upon sixty (60) days' prior written notice to the Company.  In the event a trustee, or a successor trustee resigns, it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(c)     The Company, with the approval of the Executive, may remove the Trustee at any time upon sixty (60) days' prior written notice to the Trustee, and shall appoint a successor trustee.  In the event a trustee is removed it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(d)     The appointment of a successor trustee by the Company shall be subject to the written consent of the Executive.

(e)     No successor trustee shall be liable or responsible in any way for the acts or defaults of any predecessor trustee, nor for any loss or expense caused by anything done or neglected to be done by any predecessor trustee, but such successor trustee shall be liable only for its own acts and defaults with respect to the Trust funds actually received by it as trustee.  Every successor trustee shall be vested with all the duties, rights, titles, and powers, whether discretionary or otherwise, of the original trustee.  No Trustee or successor trustee shall be required to give any bond or other security for the faithful performance of its duties as such.

SECTION 7.  Accounting by Trustee

           Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including, without limitation, such specific records as shall be agreed upon in writing between the Executive and the Trustee.  Within ninety (90) days after the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Executive (with a copy to the Company) a written account of the administration of the Trust during such year or during the period from the close of such preceding year to the date of such removal or resignation setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchase or sales, and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 8.  Compensation and Expenses of Trustee.

(a)     The Trustee's fees for the first twelve months have been paid by the Company.  Thereafter, to the extent the Trustee's fees are not paid by the Company or the Executive, the fees shall be paid from the Trust.

(b)     All of the on-going administrative expenses shall be paid from the Trust.

SECTION 9.  Amendment and Termination
(a)     The Agreement and the Trust hereunder may be amended any time and to anyextent by written instrument executed by the Trustee, the Executive and the Company.

(b)     The Trust shall not terminate until the date on which the corpus of the Trust has been distributed to the Executive, or forfeited in accordance with Section 2(c), in which case any assets remaining in the Trust shall be paid to the Company.

SECTION 10.  Miscellaneous
(a)     Any direction of the Trustee by the Company pursuant to any of the provisions of the Agreement shall be evidenced by a written notice or written direction to such effect over the signature of any officer or other representative of the Company who shall have been certified in writing to the Trustee by the Secretary of the Company, as having such authority and the Trustee shall be fully protected in acting in accordance with such written notices or written directions.  Until written notice is given to the contrary, communications to the Trustee shall be sent to it as its office at The Northern Trust Company, Attn: Scott Borton/RM for UAL, 50 South LaSalle Street, Chicago, IL 60675.

(b)     The Agreement shall inure to the benefit of and be binding upon the Company, the Executive and the Trustee and their successors and assigns.

(c)      The Executive's interest and his beneficiary's interest in income or principal hereunder shall not be subject to anticipation, assignment, pledge, sale or transfer in any manner, nor shall the Executive nor the Executive's beneficiary have the power to anticipate, encumber or change such interest, nor shall such interest, while in the possession of the Trustee, be liable for or subject to the debts, contracts, obligations, liabilities or torts of the Executive or the Executive's spouse.

(d)     Wherever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender and the use herein of either the singular or the plural shall be deemed to include the other.

(e)     Any provision of the Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without affecting the remaining portions hereof.

(f)     This trust is not intended to be an employee benefit plan within the intendment of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended.

(g)     The Agreement shall become effective, as of the day and year first above written, upon the execution of the Agreement by the Company, Trustee and Executive.  It shall be governed and construed in all respect according to the law of the State of Illinois.  Notwithstanding the application of Illinois law, the actual administration of the Trust may be conducted in such location, and the location of the Trust Fund assets may be changed, as the Trustee, in its sole discretion, may determine from time to time.

  IN WITNESS WHEREOF, the parties have executed this Trust Agreement as of the date first above written.

Attest:	UAL CORPORATION
/s/ Mary Jo Georgen_____________
Name: Mary Jo Georgen	By: /s/ Francesca M. Maher___________
Title: Assistant Corporate Secretary	Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and Secretary
Attest:
/s/ Helen M. Stirk_______________	THE NORTHERN TRUST COMPANY, as Trustee
Name: Helen M. Stirk
Title: Senior Vice President and	By: /s/ Scott G. Borton_______________
Assistant Corporate Secretary	Name: Scott G. Borton
Title: Vice President

/s/ Glenn F. Tilton___________________
GLENN F. TILTON

  EXHIBIT D

  GLENN F. TILTON
  SECULAR TRUST AGREEMENT NO. 2

        This Agreement is made as of this 5th day of September, 2002, by and among UAL Corporation, a Delaware corporation (the "Company"), Glenn F. Tilton (the "Executive") and The Northern Trust Company, an Illinois corporation, as trustee (the "Trustee").
  RECITALS:
        WHEREAS, this Trust Agreement is being entered into pursuant to the terms of the Employment Agreement dated September 5, 2002 (the "Employment Agreement"), attached hereto, for the purpose of establishing a trust (the "Trust") in accordance therewith; and

        WHEREAS, the Trustee agrees to receive payment from the Company to be held pursuant to the terms of this Trust Agreement (the "Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the Company, the Executive and the Trustee agree as follows:

SECTION 1.    Establishment of Trust

(a)    The Company hereby pays to the Trustee $1,500,000, which payment shall effect an irrevocable transfer and conveyance of all of the Company's legal title and ownership in and to such funds, and such funds shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.  The property held by the Trustee hereunder shall constitute the trust fund ("Trust Fund").

(b)    The Trust Fund shall be held for the benefit of the Executive on the terms and conditions hereinafter set forth.

(c)    The Trust hereby established is irrevocable.

(d)    The Trust is intended to be taxed as a simple trust pursuant to the provisions of Section 651 of the Internal Revenue Code of 1986, as amended ("Code") and, as such, the Trust's income is required to be distributed currently to Executive at the times provided herein.  The Trust's fiscal year is the calendar year.

(e)    Except for the limited and contingent right to receive payment of the Trust Fund as provided in Section 9(b) below, the Company shall have no legal or beneficial right or interest whatsoever in or to the Trust or the Trust Fund.  Without limiting the generality of the foregoing, the Trust Fund and the principal and income of the Trust shall not constitute assets or property of the Company and shall not be subject to the claims of creditors of the Company in the event of the Company's insolvency or bankruptcy and in such event Company shall not assert that any portion of the Trust Fund constitutes assets of the debtor's estate.

(f)     This Trust shall terminate immediately upon distribution of the principal and earnings of Trust Fund to the Executive or, solely to the extent provided by Section 2(c), upon forfeiture.

(g)    In no event shall this Trust terminate later than 21 years after the death of the Executive and his current spouse.

SECTION 2.  Payments to or on Behalf of Executive
(a)    The Trustee shall hold, manage, invest and reinvest the Trust Fund, collect the income therefrom and dispose of the income and principal of the Trust as provided in this Section 2.

(b)    Subject only to Section 2(c) below, Executive shall be fully vested with respect to his interest in the Trust Fund and shall have all rights, title and ownership thereof.

(c)    If, as provided in the Employment Agreement, Executive's employment is terminated by Executive other than for Good Reason and the effective date of such termination is on or before September 2, 2004, then Executive will forfeit 100% of his interest in the Trust Fund.  Executive or the Company may provide written notice to the Trustee of the Executive's termination (with a copy to the other party) and stating therein whether such termination constitutes termination by the Executive for Good Reason.  If the other party confirms the content of the notice, or fails to object to it within 30 days, distribution will be made in accordance with such notice and Section 2(d) below.  In the event that the parties disagree with respect to the notice, the Trustee shall hold the Trust Fund and all subsequent earnings thereon until such time as the reason for termination has been resolved in accordance with the dispute resolution provisions of the Employment Agreement.  In no event shall the Executive be deemed to have forfeited his interest in the Trust or the Trust Fund if his employment terminates as a result of a repudiation, rejection or similar breach of the Employment Agreement by the Company.

(d)    In the event that the Trustee has not been provided written notice, as provided in Section 2(c) above, that there has occurred a forfeiture, or that there is a dispute with respect to a notice, the Trust Fund will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of September 2, 2004 or the Executive's termination of employment.

(e)    If the Executive is deceased, then any amounts payable to the Executive pursuant to the Trust shall instead be paid to the Executive's beneficiary as provided for under the Employment Agreement.

(f)     In the event the Executive must include in his gross income any or all of the value of his interest in the Trust (whether or not prior to the distribution of amounts from the Trust), then the Trustee, upon direction from the Company, shall withhold any federal, state and local taxes of whatever type that may be required to be withheld with respect to such inclusion of income, and shall distribute such amounts to the Company for its proper submission and reporting by the Company.  Any amounts so included in the gross income of the Executive shall be treated as additional compensation from the Company on the earlier of September 2, 2004 or the Executive's termination equal to the value of the Trust principal as of such date. The computation of the amount to be withheld and submitted to the proper tax authorities shall be determined by the Company.

(g)     All current earnings (within the meaning of Code section 651) arising from investment of the Trust Fund shall be distributed to the Executive prior to the last business day of January next following the date earned by the Trust.  Such income shall be reported and taxed to the Executive under Code Section 652 as a trust distribution and not as additional compensation from the Company. The Trustee, or such other tax advisor as may be selected by the Executive, shall prepare the annual tax returns for the Trust and deliver such returns to the Trustee for review and submission to the proper tax authorities.

SECTION 3.  Payments to Company
  The Company shall have no beneficial interest in the principal or earnings hereunder, except as provided in Section 9(b).
SECTION 4.  Investment Authority
(a)    The Trustee shall have the authority to manage and control the Trust assets, upon written direction from the Executive and shall follow directions with respect to the investment of the Trust Fund from the Executive or any investment advisor(s), which may include affiliates of the Trustee.  In the absence of such direction, the Trustee shall invest the corpus of the Trust Fund in short term securities of the United States Government.  Pursuant to such authority and subject to the terms of the Agreement, with respect to any and all property at any time held by it hereunder, and whether constituting principal or income therefrom, the Trustee shall have the following powers, in addition to those conferred by law:
(1)    To retain any such property as investment without regard to the proportion which such property or property of a similar character, so held, may bear to the entire amount of the Trust in which such property is held whether or not such property is of the class in which the Trustee is authorized by law or any rule of court to invest trust funds.

(2)    To sell such property at either public or private sale for cash or on credit; to exchange such property; and to grant options for the purchase thereof.

(3)    To invest and reinvest in property of any character, real or personal, foreign or domestic, including, but without limiting the generality of the foregoing, bonds, notes, securities, mortgages, common and preferred stocks, partnerships, shares or interests in investment trusts and participation in any common trust fund maintained by the Trustee, and open-end and closed-end investment companies and mutual funds, including (to the extent permitted by applicable law) companies or funds to which the Trustee acts as investment advisor and/or performs other services, regardless of the purposes for which any such company or fund was created, and any partnership, limited or unlimited, joint venture and other forms of joint enterprise created for any lawful purpose.

(4)    With respect to any investment of the Trust, to consent to and participate in any plan of reorganization, consolidation, merger, combination, or other similar plan, and to consent to any contract, lease, mortgage, purchase, sale or other action by any corporation pursuant to such plan.

(5)    With respect to any investment of the Trust, to deposit any such property with any protective reorganization or similar committee, to delegate discretionary power thereto, to pay part of its expenses and compensation and any assessments levied with respect to such property.

(6)     To exercise all conversion, subscription, voting and other rights of whatsoever nature pertaining to any such property and to grant proxies, discretionary or otherwise, in respect thereof.

(7)     To make loans of securities held in the Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so let to be registered in the name of the borrower or a nominee of the borrower, provided that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of the Trust involved in the transaction or renders investment advice with respect to those assets.

(8)     To borrow money in such amounts and upon such terms, from itself individually or from others, for such purpose or purposes as it, in its discretion, may determine and in connection therewith to execute promissory notes, mortgages or other obligations and to pledge or mortgage any such property as security.

(9)     To employ agents, experts and counsel, including legal and investment counsel, and to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay reasonable fees to such agents, experts and counsel.

(10)    To extend the time of payment of any obligation held by it and to compromise, settle or submit to arbitration upon such terms as to it may seem proper, or to release, any claim in favor of the Trust created hereunder.

(11)    From time to time to register any property in the name of its nominee or in its own name or to hold it unregistered or in such form that title shall pass by delivery and to place property in a custody or safekeeping account.

(12)    To receive additional property from any source and add it to, and mingle it with, the Trust hereunder.

(13)    To make any division or distribution in cash or in other property or undivided interests therein, or partly in cash and partly in other property or undivided interests therein.

(14)    To make executory contracts and to grant options for any purpose and upon any terms, and to make such contracts and options binding on the Trust and enforceable against any property included in the Trust estate.

(15)     To do all such acts, take all such proceedings and exercise all such rights and privileges, although not hereinbefore specifically mentioned, with relation to any such property, as if the absolute owner thereof, and in connection therewith to make, execute and deliver any instruments and to enter into any covenants or agreements binding the Trust hereunder.

(16)     Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or by applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administration Regulations promulgated under the Code.

(b)      In no event may Trustee invest in securities (including stock or rights to acquire stocks) or obligations issued by the Company, or any affiliate of the Company, other than a de minimus amount held in common investment vehicles in which the Trustee invests.
SECTION 5.  Responsibility of Trustee
(a)    The Trustee shall prudently discharge its duties hereunder solely for the purposes set forth herein.

(b)    Persons dealing with the Trustee shall not be obligated to look to the application of any moneys or other property paid or delivered to the Trustee or to inquire into the authority of the Trustee as to any transaction.  All powers granted to the Trustee shall continue until actual distribution of the property.

(c)    The Trustee shall incur no liability whatsoever by reason of any action taken or not taken pursuant to the provisions of this Agreement except for negligence, gross negligence or willful misconduct.

(d)    The Trustee may consult with legal counsel (who, with the consent of Executive, may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.  The Trustee may have agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

SECTION 6.  Resignation and Removal of Trustee
(a)    If the Trustee shall resign or cease to act for any reason, the Company shall have the power to appoint a successor trustee.  Under no circumstances shall the Company act as trustee hereunder.

(b)    The Trustee may resign at any time upon sixty (60) days' prior written notice to the Company.  In the event a trustee, or a successor trustee resigns, it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(c)     The Company, with the approval of the Executive, may remove the Trustee at any time upon sixty (60) days' prior written notice to the Trustee, and shall appoint a successor trustee.  In the event a trustee is removed it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(d)     The appointment of a successor trustee by the Company shall be subject to the written consent of the Executive.

(e)      No successor trustee shall be liable or responsible in any way for the acts or defaults of any predecessor trustee, nor for any loss or expense caused by anything done or neglected to be done by any predecessor trustee, but such successor trustee shall be liable only for its own acts and defaults with respect to the Trust funds actually received by it as trustee.  Every successor trustee shall be vested with all the duties, rights, titles, and powers, whether discretionary or otherwise, of the original trustee.  No Trustee or successor trustee shall be required to give any bond or other security for the faithful performance of its duties as such.

SECTION 7.  Accounting by Trustee

          Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including, without limitation, such specific records as shall be agreed upon in writing between the Executive and the Trustee.  Within ninety (90) days after the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Executive (with a copy to the Company) a written account of the administration of the Trust during such year or during the period from the close of such preceding year to the date of such removal or resignation setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchase or sales, and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 8.  Compensation and Expenses of Trustee.

(a)    The Trustee's fees for the first twelve months have been paid by the Company.  Thereafter, to the extent the Trustee's fees are not paid by the Company or the Executive, the fees shall be paid from the Trust.
(b)    All of the on-going administrative expenses shall be paid from the Trust.
SECTION 9.  Amendment and Termination
(a)    The Agreement and the Trust hereunder may be amended any time and to anyextent by written instrument executed by the Trustee, the Executive and the Company.

(b)    The Trust shall not terminate until the date on which the corpus of the Trust has been distributed to the Executive, or forfeited in accordance with Section 2(c), in which case any assets remaining in the Trust shall be paid to the Company.

SECTION 10.  Miscellaneous
(a)    Any direction of the Trustee by the Company pursuant to any of the provisions of the Agreement shall be evidenced by a written notice or written direction to such effect over the signature of any officer or other representative of the Company who shall have been certified in writing to the Trustee by the Secretary of the Company, as having such authority and the Trustee shall be fully protected in acting in accordance with such written notices or written directions.  Until written notice is given to the contrary, communications to the Trustee shall be sent to it as its office at The Northern Trust Company, Attn: Scott Borton/RM for UAL, 50 South LaSalle Street, Chicago, IL 60675.

(b)    The Agreement shall inure to the benefit of and be binding upon the Company, the Executive and the Trustee and their successors and assigns.

(c)    The Executive's interest and his beneficiary's interest in income or principal hereunder shall not be subject to anticipation, assignment, pledge, sale or transfer in any manner, nor shall the Executive nor the Executive's beneficiary have the power to anticipate, encumber or change such interest, nor shall such interest, while in the possession of the Trustee, be liable for or subject to the debts, contracts, obligations, liabilities or torts of the Executive or the Executive's spouse.

(d)    Wherever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender and the use herein of either the singular or the plural shall be deemed to include the other.

(e)    Any provision of the Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without affecting the remaining portions hereof.

(f)    This trust is not intended to be an employee benefit plan within the intendment of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended.

(g)    The Agreement shall become effective, as of the day and year first above written, upon the execution of the Agreement by the Company, Trustee and Executive.  It shall be governed and construed in all respect according to the law of the State of Illinois.  Notwithstanding the application of Illinois law, the actual administration of the Trust may be conducted in such location, and the location of the Trust Fund assets may be changed, as the Trustee, in its sole discretion, may determine from time to time.

  IN WITNESS WHEREOF, the parties have executed this Trust Agreement as of the date first above written.

Attest:	UAL CORPORATION
/s/ Mary Jo Georgen_____________
Name: Mary Jo Georgen	By: /s/ Francesca M. Maher___________
Title: Assistant Corporate Secretary	Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and Secretary
Attest:
/s/ Helen M. Stirk_______________	THE NORTHERN TRUST COMPANY, as Trustee
Name: Helen M. Stirk
Title: Senior Vice President and	By: /s/ Scott G. Borton_______________
Assistant Corporate Secretary	Name: Scott G. Borton
Title: Vice President

/s/ Glenn F. Tilton___________________
GLENN F. TILTON

  EXHIBIT E

  GLENN F. TILTON
  SECULAR TRUST AGREEMENT NO. 3

            This Agreement is made as of this 5th day of September, 2002, by and among UAL Corporation, a Delaware corporation (the "Company"), Glenn F. Tilton (the "Executive") and The Northern Trust Company, an Illinois corporation, as trustee (the "Trustee").
  RECITALS:
            WHEREAS, this Trust Agreement is being entered into pursuant to the terms of the Employment Agreement dated September 5, 2002 (the "Employment Agreement"), attached hereto, for the purpose of establishing a trust (the "Trust") in accordance therewith; and

            WHEREAS, the Trustee agrees to receive payment from the Company to be held pursuant to the terms of this Trust Agreement (the "Agreement").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the Company, the Executive and the Trustee agree as follows:

SECTION 1.  Establishment of Trust

(a)    The Company hereby pays to the Trustee $1,500,000, which payment shall effect an irrevocable transfer and conveyance of all of the Company's legal title and ownership in and to such funds, and such funds shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.  The property held by the Trustee hereunder shall constitute the trust fund ("Trust Fund").

(b)    The Trust Fund shall be held for the benefit of the Executive on the terms and conditions hereinafter set forth.

(c)    The Trust hereby established is irrevocable.

(d)    The Trust is intended to be taxed as a simple trust pursuant to the provisions of Section 651 of the Internal Revenue Code of 1986, as amended ("Code") and, as such, the Trust's income is required to be distributed currently to Executive at the times provided herein.  The Trust's fiscal year is the calendar year.

(e)     Except for the limited and contingent right to receive payment of the Trust Fund as provided in Section 9(b) below, the Company shall have no legal or beneficial right or interest whatsoever in or to the Trust or the Trust Fund.  Without limiting the generality of the foregoing, the Trust Fund and the principal and income of the Trust shall not constitute assets or property of the Company and shall not be subject to the claims of creditors of the Company in the event of the Company's insolvency or bankruptcy and in such event Company shall not assert that any portion of the Trust Fund constitutes assets of the debtor's estate.

(f)      This Trust shall terminate immediately upon distribution of the principal and earnings of Trust Fund to the Executive or, solely to the extent provided by Section 2(c), upon forfeiture.

(g)      In no event shall this Trust terminate later than 21 years after the death of the Executive and his current spouse.

SECTION 2.  Payments to or on Behalf of Executive
(a)    The Trustee shall hold, manage, invest and reinvest the Trust Fund, collect the income therefrom and dispose of the income and principal of the Trust as provided in this Section 2.

(b)    Subject only to Section 2(c) below, Executive shall be fully vested with respect to his interest in the Trust Fund and shall have all rights, title and ownership thereof.

(c)     If, as provided in the Employment Agreement, Executive's employment is terminated by Executive other than for Good Reason and the effective date of such termination is on or before September 2, 2005, then Executive will forfeit 100% of his interest in the Trust Fund.  Executive or the Company may provide written notice to the Trustee of the Executive's termination (with a copy to the other party) and stating therein whether such termination constitutes termination by the Executive for Good Reason.  If the other party confirms the content of the notice, or fails to object to it within 30 days, distribution will be made in accordance with such notice and Section 2(d) below.  In the event that the parties disagree with respect to the notice, the Trustee shall hold the Trust Fund and all subsequent earnings thereon until such time as the reason for termination has been resolved in accordance with the dispute resolution provisions of the Employment Agreement.  In no event shall the Executive be deemed to have forfeited his interest in the Trust or the Trust Fund if his employment terminates as a result of a repudiation, rejection or similar breach of the Employment Agreement by the Company.

(d)    In the event that the Trustee has not been provided written notice, as provided in Section 2(c) above, that there has occurred a forfeiture, or that there is a dispute with respect to a notice, the Trust Fund will be paid in full to Executive in a single lump-sum cash amount as of the first business day of January next following the earlier of September 2, 2005 or the Executive's termination of employment.

(e)    If the Executive is deceased, then any amounts payable to the Executive pursuant to the Trust shall instead be paid to the Executive's beneficiary as provided for under the Employment Agreement.

(f)    In the event the Executive must include in his gross income any or all of the value of his interest in the Trust (whether or not prior to the distribution of amounts from the Trust), then the Trustee, upon direction from the Company, shall withhold any federal, state and local taxes of whatever type that may be required to be withheld with respect to such inclusion of income, and shall distribute such amounts to the Company for its proper submission and reporting by the Company.  Any amounts so included in the gross income of the Executive shall be treated as additional compensation from the Company on the earlier of September 2, 2005 or the Executive's termination equal to the value of the Trust principal as of such date. The computation of the amount to be withheld and submitted to the proper tax authorities shall be determined by the Company.

(g)    All current earnings (within the meaning of Code section 651) arising from investment of the Trust Fund shall be distributed to the Executive prior to the last business day of January next following the date earned by the Trust.  Such income shall be reported and taxed to the Executive under Code Section 652 as a trust distribution and not as additional compensation from the Company. The Trustee, or such other tax advisor as may be selected by the Executive, shall prepare the annual tax returns for the Trust and deliver such returns to the Trustee for review and submission to the proper tax authorities.

SECTION 3.  Payments to Company
  The Company shall have no beneficial interest in the principal or earnings hereunder, except as provided in Section 9(b).
SECTION 4.  Investment Authority
(a)    The Trustee shall have the authority to manage and control the Trust assets, upon written direction from the Executive and shall follow directions with respect to the investment of the Trust Fund from the Executive or any investment advisor(s), which may include affiliates of the Trustee.  In the absence of such direction, the Trustee shall invest the corpus of the Trust Fund in short term securities of the United States Government.  Pursuant to such authority and subject to the terms of the Agreement, with respect to any and all property at any time held by it hereunder, and whether constituting principal or income therefrom, the Trustee shall have the following powers, in addition to those conferred by law:
(1)    To retain any such property as investment without regard to the proportion which such property or property of a similar character, so held, may bear to the entire amount of the Trust in which such property is held whether or not such property is of the class in which the Trustee is authorized by law or any rule of court to invest trust funds.

(2)    To sell such property at either public or private sale for cash or on credit; to exchange such property; and to grant options for the purchase thereof.

(3)    To invest and reinvest in property of any character, real or personal, foreign or domestic, including, but without limiting the generality of the foregoing, bonds, notes, securities, mortgages, common and preferred stocks, partnerships, shares or interests in investment trusts and participation in any common trust fund maintained by the Trustee, and open-end and closed-end investment companies and mutual funds, including (to the extent permitted by applicable law) companies or funds to which the Trustee acts as investment advisor and/or performs other services, regardless of the purposes for which any such company or fund was created, and any partnership, limited or unlimited, joint venture and other forms of joint enterprise created for any lawful purpose.

(4)    With respect to any investment of the Trust, to consent to and participate in any plan of reorganization, consolidation, merger, combination, or other similar plan, and to consent to any contract, lease, mortgage, purchase, sale or other action by any corporation pursuant to such plan.

(5)    With respect to any investment of the Trust, to deposit any such property with any protective reorganization or similar committee, to delegate discretionary power thereto, to pay part of its expenses and compensation and any assessments levied with respect to such property.

(6)    To exercise all conversion, subscription, voting and other rights of whatsoever nature pertaining to any such property and to grant proxies, discretionary or otherwise, in respect thereof.

(7)    To make loans of securities held in the Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so let to be registered in the name of the borrower or a nominee of the borrower, provided that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of the Trust involved in the transaction or renders investment advice with respect to those assets.

(8)    To borrow money in such amounts and upon such terms, from itself individually or from others, for such purpose or purposes as it, in its discretion, may determine and in connection therewith to execute promissory notes, mortgages or other obligations and to pledge or mortgage any such property as security.

(9)    To employ agents, experts and counsel, including legal and investment counsel, and to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay reasonable fees to such agents, experts and counsel.

(10)   To extend the time of payment of any obligation held by it and to compromise, settle or submit to arbitration upon such terms as to it may seem proper, or to release, any claim in favor of the Trust created hereunder.

(11)   From time to time to register any property in the name of its nominee or in its own name or to hold it unregistered or in such form that title shall pass by delivery and to place property in a custody or safekeeping account.

(12)   To receive additional property from any source and add it to, and mingle it with, the Trust hereunder.

(13)   To make any division or distribution in cash or in other property or undivided interests therein, or partly in cash and partly in other property or undivided interests therein.

(14)    To make executory contracts and to grant options for any purpose and upon any terms, and to make such contracts and options binding on the Trust and enforceable against any property included in the Trust estate.

(15)    To do all such acts, take all such proceedings and exercise all such rights and privileges, although not hereinbefore specifically mentioned, with relation to any such property, as if the absolute owner thereof, and in connection therewith to make, execute and deliver any instruments and to enter into any covenants or agreements binding the Trust hereunder.

(16)    Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or by applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administration Regulations promulgated under the Code.

(b)      In no event may Trustee invest in securities (including stock or rights to acquire stocks) or obligations issued by the Company, or any affiliate of the Company, other than a de minimus amount held in common investment vehicles in which the Trustee invests.
SECTION 5.  Responsibility of Trustee
(a)    The Trustee shall prudently discharge its duties hereunder solely for the purposes set forth herein.

(b)    Persons dealing with the Trustee shall not be obligated to look to the application of any moneys or other property paid or delivered to the Trustee or to inquire into the authority of the Trustee as to any transaction.  All powers granted to the Trustee shall continue until actual distribution of the property.

(c)    The Trustee shall incur no liability whatsoever by reason of any action taken or not taken pursuant to the provisions of this Agreement except for negligence, gross negligence or willful misconduct.

(d)    The Trustee may consult with legal counsel (who, with the consent of Executive, may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.  The Trustee may have agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

SECTION 6.  Resignation and Removal of Trustee
(a)    If the Trustee shall resign or cease to act for any reason, the Company shall have the power to appoint a successor trustee.  Under no circumstances shall the Company act as trustee hereunder.

(b)    The Trustee may resign at any time upon sixty (60) days' prior written notice to the Company.  In the event a trustee, or a successor trustee resigns, it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(c)    The Company, with the approval of the Executive, may remove the Trustee at any time upon sixty (60) days' prior written notice to the Trustee, and shall appoint a successor trustee.  In the event a trustee is removed it shall be relieved of all further liability hereunder other than to account for all property received while acting as trustee and, if applicable, to turn over such property to a successor trustee.

(d)    The appointment of a successor trustee by the Company shall be subject to the written consent of the Executive.

(e)    No successor trustee shall be liable or responsible in any way for the acts or defaults of any predecessor trustee, nor for any loss or expense caused by anything done or neglected to be done by any predecessor trustee, but such successor trustee shall be liable only for its own acts and defaults with respect to the Trust funds actually received by it as trustee.  Every successor trustee shall be vested with all the duties, rights, titles, and powers, whether discretionary or otherwise, of the original trustee.  No Trustee or successor trustee shall be required to give any bond or other security for the faithful performance of its duties as such.

SECTION 7.  Accounting by Trustee

           Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including, without limitation, such specific records as shall be agreed upon in writing between the Executive and the Trustee.  Within ninety (90) days after the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Executive (with a copy to the Company) a written account of the administration of the Trust during such year or during the period from the close of such preceding year to the date of such removal or resignation setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchase or sales, and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 8.  Compensation and Expenses of Trustee.

(a)    The Trustee's fees for the first twelve months have been paid by the Company.  Thereafter, to the extent the Trustee's fees are not paid by the Company or the Executive, the fees shall be paid from the Trust.

(b)    All of the on-going administrative expenses shall be paid from the Trust.

SECTION 9.  Amendment and Termination
(a)    The Agreement and the Trust hereunder may be amended any time and to anyextent by written instrument executed by the Trustee, the Executive and the Company.

(b)    The Trust shall not terminate until the date on which the corpus of the Trust has been distributed to the Executive, or forfeited in accordance with Section 2(c), in which case any assets remaining in the Trust shall be paid to the Company.

SECTION 10.  Miscellaneous
(a)    Any direction of the Trustee by the Company pursuant to any of the provisions of the Agreement shall be evidenced by a written notice or written direction to such effect over the signature of any officer or other representative of the Company who shall have been certified in writing to the Trustee by the Secretary of the Company, as having such authority and the Trustee shall be fully protected in acting in accordance with such written notices or written directions.  Until written notice is given to the contrary, communications to the Trustee shall be sent to it as its office at The Northern Trust Company, Attn: Scott Borton/RM for UAL, 50 South LaSalle Street, Chicago, IL 60675.

(b)    The Agreement shall inure to the benefit of and be binding upon the Company, the Executive and the Trustee and their successors and assigns.

(c)    The Executive's interest and his beneficiary's interest in income or principal hereunder shall not be subject to anticipation, assignment, pledge, sale or transfer in any manner, nor shall the Executive nor the Executive's beneficiary have the power to anticipate, encumber or change such interest, nor shall such interest, while in the possession of the Trustee, be liable for or subject to the debts, contracts, obligations, liabilities or torts of the Executive or the Executive's spouse.

(d)    Wherever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender and the use herein of either the singular or the plural shall be deemed to include the other.

(e)    Any provision of the Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without affecting the remaining portions hereof.

(f)    This trust is not intended to be an employee benefit plan within the intendment of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended.

(g)    The Agreement shall become effective, as of the day and year first above written, upon the execution of the Agreement by the Company, Trustee and Executive.  It shall be governed and construed in all respect according to the law of the State of Illinois.  Notwithstanding the application of Illinois law, the actual administration of the Trust may be conducted in such location, and the location of the Trust Fund assets may be changed, as the Trustee, in its sole discretion, may determine from time to time.

IN WITNESS WHEREOF, the parties have executed this Trust Agreement as of the date first above written.

Attest:	UAL CORPORATION
/s/ Mary Jo Georgen_____________
Name: Mary Jo Georgen	By: /s/ Francesca M. Maher___________
Title: Assistant Corporate Secretary	Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and Secretary
Attest:
/s/ Helen M. Stirk_______________	THE NORTHERN TRUST COMPANY, as Trustee
Name: Helen M. Stirk
Title: Senior Vice President and	By: /s/ Scott G. Borton_______________
Assistant Corporate Secretary	Name: Scott G. Borton
Title: Vice President

/s/ Glenn F. Tilton___________________
GLENN F. TILTON